[LOGO] DOVER
       LONG/SHORT
       SECTOR FUND



PROSPECTUS   OCTOBER 11, 2007

INSTITUTIONAL SHARES
A SHARES

Dover Long/Short
Sector Fund

THE FUND SEEKS POSITIVE ABSOLUTE RETURN INDEPENDENT OF EQUITY MARKET CONDITIONS.

The Securities and Exchange Commission has not approved or disapproved the Fund's shares or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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                                                              TABLE OF CONTENTS


   RISK/RETURN SUMMARY                                                     2

     Investment Objective                                                  2
     Principal Investment Strategies                                       2
     The Investment Process - Purchasing and Selling Portfolio Securities  3
     Principal Investment Risks                                            3
     Who May Want to Invest in the Fund                                    6

   PERFORMANCE                                                             7

   FEE TABLE                                                               8

   MANAGEMENT                                                             12

     The Adviser                                                          12
     The Portfolio Manager                                                12
     Other Service Providers                                              13
     Fund Expenses                                                        13

   YOUR ACCOUNT                                                           15

     How to Contact the Fund                                              15
     General Information                                                  15
     Buying Shares                                                        18
     Selling Shares                                                       24

   CHOOSING A SHARE CLASS                                                 29

     Exchange Privileges                                                  33
     Retirement Accounts                                                  35

   OTHER INFORMATION                                                      36

     Distributions                                                        36
     Taxes                                                                36
     Organization                                                         37

   FINANCIAL HIGHLIGHTS                                                   38

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RISK/RETURN SUMMARY

CONCEPTS TO UNDERSTAND

EXCHANGE TRADED FUND OR ETF means a type of investment company or investment trust designed to correlate to the return of a particular market index.
LONG POSITION means purchasing a security.
SHORT POSITION means selling a security that is not owned by the seller.

This Prospectus offers two classes of Dover Long/Short Sector Fund (the "Fund"), Institutional Shares and A Shares.

INVESTMENT OBJECTIVE

The Fund seeks positive absolute return independent of equity market conditions. The investment objective of the Fund may be changed by the Board of Trustees without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

Generally, the Fund will have long positions in those stocks that the Adviser believes are undervalued and short positions in those stocks that the Adviser believes are overvalued.

The Adviser's strategy focuses on industries and sectors rather than analysis and selection of individual securities. The Adviser constructs the Fund's portfolio using baskets of domestic stocks and exchange-traded funds comprised of U.S. equity securities.

The portfolio will contain a significant number of short positions at all times. This means that the Fund's performance is likely to lag behind the broad market indices in very strong market environments. Short positions tend to perform better than the broader market in weak or declining markets.

The Adviser expects the Fund's portfolio to include between 15 and 25 ideas or themes at any given point in time. The exact number of positions in the portfolio will depend on perceived market opportunities. Some ideas will be long-term (multi-year) in nature, others more cyclical (3 to 18 months). Each idea could involve one or more long or short positions.

The Adviser may implement ideas or themes in different ways. For example, a "move towards clean energy idea" could be implemented with long positions in baskets of companies with significant exposure to solar, wind and/or nuclear power. It could also be implemented with short positions in groups that are heavily dependent on intense consumption of fossil fuels such as U.S. auto manufacturers or trucking companies.

The Adviser analyzes industry and sector groups based on certain fundamental characteristics, such as earnings and valuations. The Adviser uses cyclical information as well as structural trends and forces to form and

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adjust views of the earnings outlook for the individual industry segments and sectors of the U.S. equity market. When the Adviser's earnings outlook for an industry is significantly different from what appears to be priced into the marketplace, the Fund will attempt to exploit this difference by establishing long or short positions in the relevant industry groups. For example, when the Adviser's earnings outlook for an industry is significantly more positive than what appears to be priced into the marketplace, the Adviser would consider holding a long position in the stocks that comprise that industry group within the S&P 500. In addition to fundamental views on an industry group's earnings trends, the Adviser will use valuation judgments and technical chart positions to size and scale individual positions.

The Fund will limit exposure to any single industry to 10% of the portfolio, and no single security will exceed 5% of the Fund's assets. Generally, the Adviser intends to invest in securities of larger sized domestic companies, although the Adviser may invest in companies of any size.

THE INVESTMENT PROCESS - PURCHASING AND SELLING PORTFOLIO SECURITIES

The Fund's investment process works in two ways. At one level, the Adviser seeks to identify linkages among cyclical economic data, changes in earnings expectations and the stock performance of industry groups and sectors. This data can be industry specific, such as changes in capacity utilization of the semiconductor industry, the unfilled order backlog of telecom equipment manufacturers, or pricing and employment trends in the pharmaceutical industry. The data can also be more macro in nature, such as the slope of the U.S. Treasury yield curve or growth in various measures of money supply.

Second, the Adviser seeks to identify structural (2 to 5 year) macro trends that can affect stock performance. These trends are mapped as positive or negative influences onto industries and economic sectors. Two examples of these longer-term trends are (1) intensifying political pressures to reduce carbon emissions and (2) a structurally tight supply/demand balance for oil and natural gas in North America - the Adviser believes that these two factors could lead to a prolonged period of high oil and gas prices and rapid growth of investment in sources of "clean" energy such as solar, wind and water power.

PRINCIPAL INVESTMENT RISKS

GENERAL RISKS An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. In general, stock values are affected by activities specific to the company, as well as general market, economic and political conditions. The Fund's net asset value

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("NAV") and investment return will fluctuate based on changes in value of its portfolio securities. The market value of the Fund's securities is based upon the market's perception of value and is not necessarily an objective measure of the securities' value. The Fund is subject to the market and other risks inherent in discretionary securities investments involving equity securities. The Fund may lag behind broad market indices in very strong market environments. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

  .  The Adviser's strategy may fail to produce the intended results; and

  . Leverage through investment techniques such as short sales, margin transactions and swaps may multiply smaller market movements into large changes in the Fund's net asset value;

COMPANY RISK The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

LEVERAGE RISK Leverage transactions, including selling securities short, create the risk of magnified capital losses. The risks of leverage include a higher volatility in the NAV of the Fund's securities, which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. In an extreme case, if the Fund's current investment income is not sufficient to meet the interest expense of leveraging, it may be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

HIGH TURNOVER RISK The Fund's investment strategy may result in high turnover rates. This may increase the Fund's brokerage commission costs as well as its short-term capital gains. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of capital gains and this could cause you to pay higher taxes.

SHORT SELLING RISKS Short selling is accomplished by borrowing a security and then selling it. If the Fund buys back the security at a price lower than the price at which it

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sold the security plus accrued interest, the Fund will profit on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the Fund will incur a loss on the transaction. The Fund's use of short sales may involve additional transactions costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause the Fund to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower the Fund's return or result in a loss.

MID-CAP COMPANY RISKS The Fund may invest in stocks of Mid-Cap companies. Mid-Cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-Cap companies may have limited product lines or resources and may be dependent upon a particular market niche.

SMALLER COMPANY RISKS If the Fund invests in smaller companies, an investment in the Fund may have the following additional risks:

  . Analysts and other investors typically follow these companies less actively and therefore information about these companies is not always readily available

  . Securities of many smaller companies are traded in the over-the-counter markets or on a regional securities exchange potentially making them thinly traded, less liquid and their prices more volatile than the prices of the securities of larger companies

  . Changes in the value of smaller company stocks may not mirror the fluctuation of the general market

  . More limited product lines, markets and financial resources make these companies more susceptible to economic or market setbacks.

For these and other reasons, the prices of smaller capitalization securities can fluctuate more significantly than the securities of larger companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

EXCHANGE TRADED FUND RISK The risks of owning an ETF generally reflect the risks of owning the underlying securities that the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, when the Fund invests in an ETF, it will bear its ratable share of

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the vehicles' expenses, including management fees. The fees the Fund pays to invest in an ETF may be higher than if the Adviser managed the Fund's assets directly.

SECTOR RISK If the Fund's portfolio is overweighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, financial services companies are subject to extensive government regulation. Changes or proposed changes in these regulations may adversely impact the industry. The profitability of companies in the financial services industries can be significantly affected by the cost of capital, changes in interest rates and price competition.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

  .  Are willing to accept price fluctuations in your investment; and

  . Are willing to tolerate risks associated with equity securities investments.

The Fund may NOT be appropriate for you if you:

  .  Want an investment that focuses only on particular sectors or industries;

  .  Need regular income or stability of principal; or

  .  Are pursuing a short-term goal or investing emergency reserves.

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                                                        PERFORMANCE INFORMATION

Performance information for the Fund is not provided because the Fund has not been operational for a full calendar year.

7

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FEE TABLE

The following table describes the various fees and expenses that you may pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Adviser, are paid out of a Fund class' assets and are factored into a Fund class' share price rather than charged directly to shareholder accounts.

   SHAREHOLDER FEES                                      DOVER LONG/SHORT
   (FEES PAID DIRECTLY FROM YOUR INVESTMENT)               SECTOR FUND
                                                     INSTITUTIONAL     A
                                                        SHARES       SHARES
   Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of the offering price)             None      4.50%/(1)/
   Maximum Sales Charge (Load) Imposed on Reinvested
     Distributions                                       None       None

 Maximum Deferred Sales Charge (Load) Imposed on
   Redemptions (as a percentage of the lesser of (1) the
   NAV or (2) the initial cost of shares being redeemed)  None       None/(2)/
 Redemption Fee (as a percentage of amount redeemed)     1.50%/(3)/ 1.50%/(3)/
 Exchange Fee (as a percentage of amount redeemed)       1.50%/(3)/ 1.50%/(3)/
 ANNUAL FUND OPERATING EXPENSES
 (Expenses that are deducted from Fund assets)

             Management Fees                           1.00% 1.00%
             Distribution (12b-1) Fees                  None 0.25%
                Other Expenses/(5)/                    1.67% 1.88%
                Dividend Expenses on Short Sales/(5)/  0.90% 0.90%

                Acquired Fund Fees/(4)/                0.06% 0.06%
             TOTAL ANNUAL FUND OPERATING EXPENSES/(4)/ 2.73% 3.19%
             WAIVERS AND REIMBURSEMENTS/(6)/           0.52% 0.48%
             NET EXPENSES/(6)/                         2.21% 2.71%

/(1)/The sales charge declines with certain increases in the amount invested.
     An initial sales charge will not be deducted from your purchase if you buy $1 million or more of Class A shares, or if your Class A shares purchase meets certain requirements. Because of rounding of the calculation in determining sales charges, the charges may be more or less than what is shown in the table.
/(2)/A contingent deferred sales charge ("CDSC") of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within one year of purchase.

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/(3)/Shares redeemed or exchanged within 180 days of purchase will be charged a fee of 1.50% of the amount being redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" and "Exchange Privileges" for additional information.
/(4)/Based on projected annualized amounts for the Fund's fiscal year ended
    April 30, 2008. Acquired Fund Fees and Expenses reflect the pro-rata portion of the fees and expenses charged by any underlying funds in which the Fund may invest.
/(5)/Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.
/(6)/Based on contractual waivers through September 1, 2008, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses of Institutional Shares and A Shares exceed 1.25% and 1.75%, respectively (excluding taxes, interest, portfolio transaction expenses, Acquired Fund Fees and Expenses, dividend expenses on short sales and extraordinary expenses). The contractual waivers and expense reimbursements may be changed or eliminated with the consent of the Board of Trustees at any time.

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EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in one of the Fund's classes (paying the maximum sales charge with respect to A Shares) and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's net expenses are used to calculate costs for the first year, the Fund's total operating expenses are used to calculate costs after that date and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                 INSTITUTIONAL
                                    SHARES     A SHARES
                         1 Year      $224       $  712
                         3 Years     $798       $1,346

If you do not sell your shares at the end of the period:

                                 INSTITUTIONAL
                                    SHARES     A SHARES
                         1 Year      $224       $  712
                         3 Years     $798       $1,346

IMPORTANT INFORMATION REGARDING DIVIDENDS ON SHORT SALES

Dividend Expenses occur when the Fund sells an equity security short to gain the inverse exposure necessary to meet its investment objective. When the Fund sells a security short, the Fund borrows the security from a lender and then sells the security in the general market. The Fund is obligated to pay any dividend declared during the duration of the short to the lender from which the Fund borrowed the security and the Fund is obligated to record the payment of the dividend as an expense. Generally, the payment of the dividend reduces the value of the short position while increasing the Fund's unrealized gain or loss on the transaction. Dividend expenses are not fees charged to shareholders by the Fund or any Fund service provider but are similar to transaction charges or capital expenditures related to the on-going management of the Fund's portfolio.

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Excluding the effect of expenses attributable to dividends on short sales, the
Fund's Total Annual Operating Expenses including net expenses (expenses that are deducted from Fund assets) are projected to be:

                                              INSTITUTIONAL
                                                 SHARES     A SHARES
            Management Fees                       1.00%       1.00%
            Distribution/Service (12b-1) Fees      None       0.25%
            Other Expenses                        0.77%       0.98%
            Acquired Fund Fees and Expenses        0.06       0.06%
            TOTAL ANNUAL OPERATING EXPENSES       1.83%       2.29%
            WAIVERS AND REIMBURSEMENTS           (0.52%)     (0.48%)
            NET EXPENSES                          1.31%       1.81%

Please refer to the Fee Table and accompanying footnotes on pages 7 and 8 for details on the Total Annual Operating Expenses and the Annual Net Expenses of the Fund, which include the effect of expenses attributable to dividends on short sales.

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MANAGEMENT

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board oversees the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Fund's Adviser is Dover Corporate Responsibility Management LLC, 140 Greenwich Avenue, Greenwich, CT 06830. Founded in 2003, the Adviser provides investment advisory services to institutional and individual investors. The Adviser is a Registered Investment Adviser. The Adviser is a wholly-owned subsidiary of Dover Management LLC. The Adviser's principals are engaged in the business of investment advisory services on behalf of clients, which include corporate and public retirement plans, foundations, educational institutions, charitable organizations, family offices and individuals. The Adviser receives an advisory fee of 1.00% of the average daily net assets of the Fund.

Based on contractual waivers through September 1, 2008, the Adviser has agreed to waive its fee and reimburse Fund expenses to the extent that the total annual fund operating expenses of Institutional Shares and A Shares exceed 1.25% and 1.75%, respectively (excluding taxes, interest, portfolio transaction expenses, Acquired Fund Fees and Expenses, dividend expenses on short sales and extraordinary expenses). The contractual waivers may be changed or eliminated only with the consent of the Board.

As of August 31, 2007, the Adviser had approximately $15 million in assets under management.

A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement between the Trust and the Adviser will be available in the Fund's semi-annual report for the period ending April 30, 2008.

THE PORTFOLIO MANAGER

Mr. Douglas R. Cliggott is the portfolio manager for the Fund and has been since its inception.

DOUGLAS R. CLIGGOTT joined the Adviser in 2006 where, along with the day-to-day management of the Fund, he serves as Chief Investment Officer. Prior to joining the

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Adviser, Doug worked with Brummer & Partners, a Stockholm-based hedge fund group, from early 2002 until the end of 2006. From 2002 through 2004, Doug served as President of the B & P Research Office in New York and was the economist and equity strategist for the Brummer group. In 2005 and 2006, Doug served as President & CIO of Race Point Asset Management, a Brummer affiliate. There, he managed a long / short portfolio focused on U.S. equity industry groups. Prior to joining Brummer & Partners in 2002, Doug was a Managing Director and the Chief Equity Strategist at J.P. Morgan. Doug began his tenure at J.P. Morgan in September 1996.

Doug holds a B.A. in Economics from the University of Massachusetts and an M.A. in Economics from The New School. Doug serves on the Board of Governors of the New School for Social Research and is a Trustee and member of the Investment Committee of the University of Massachusetts Foundation.

The Fund's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities in the Fund.

OTHER SERVICE PROVIDERS

Citigroup Fund Services, LLC ("Citi") provides certain administration, portfolio accounting and transfer agency services to the Fund.

Foreside Fund Services, LLC, the Trust's principal underwriter (the "Distributor"), acts as the Trust's Distributor in connection with the offering of Fund shares. The Distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares.

Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer and Anti-Money Laundering Compliance Officer, as well as certain additional compliance support functions to the Fund.

The Distributor and FCS are not affiliated with the Adviser or with Citi or its affiliates.

FUND EXPENSES

The Fund pays its own expenses out of its own assets. Expenses of each share class include that class' own expenses as well as Trust expenses that are allocated among the Fund, its classes of shares and all other funds of the Trust. The Adviser or other service

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providers may waive all or any portion of their fees and reimburse certain expenses of the Fund or class. Any fee waiver or expense reimbursement increases the Fund's investment performance for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date. Current fee waivers and expense reimbursements are reflected in the section "Fee Table."

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                                                                   YOUR ACCOUNT

HOW TO CONTACT THE FUND

ON THE INTERNET AT:
 www.doverllc.com
WRITE TO US AT:
 Dover Long/Short Sector Fund
 P.O. Box 446
 Portland, Maine 04112
OVERNIGHT ADDRESS:
 Dover Long/Short Sector Fund
 3 Canal Plaza
 Ground Floor
 Portland, Maine 04101
TELEPHONE US AT:
 (888) DOVER-55
 (888) 368-3755 (toll free)
WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
 Citibank, N.A.
 New York, New York
 ABA #021000089
FOR CREDIT TO:
 Citigroup Fund Services, LLC
 Account #30576692
 Dover Long/Short Sector Fund
 (Your Name)
 (Your Account Number)

GENERAL INFORMATION

You may purchase, sell (redeem) or exchange shares of each Fund class on each weekday that the New York Stock Exchange ("NYSE") is open. Under unusual circumstances, the Fund may accept and process orders when the NYSE is closed if deemed appropriate by the Trust's officers.

You may purchase, redeem or exchange shares of each Fund class at the net asset value ("NAV") of a share of that class next calculated, plus any applicable sales charge (or minus any applicable sales charge in the case of a redemption or exchange), after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 20). For instance, if the transfer agent receives your purchase, redemption or exchange request in proper form after 4:00 p.m., Eastern time, your transaction will be priced at the next business day's NAV of the applicable Fund class, plus the applicable sales charge (or minus any applicable sales charge in the case of a redemption or exchange). The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements detailing the Fund balances and all transactions completed during the prior quarter and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by the quarterly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and quarterly statements.

The Fund also reserves the right to waive minimum investment amounts. During unusual market conditions, other than when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC, the Fund may temporarily suspend redemptions, including systematic withdrawals. In addition, the Fund may also temporarily suspend or discontinue any other service or privilege such as systematic investments, wire redemption privileges, telephone redemption privileges and telephone exchange privileges.

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WHEN AND HOW NAV IS DETERMINED Each class calculates its NAV as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each weekday except days when the NYSE is closed. Under unusual circumstances, each Fund class may accept and process orders when the NYSE is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may change in case of an emergency.

The NAV of each Fund class is determined by taking the market value of the class' total assets, subtracting the class' liabilities, and then dividing the result (net assets) by the number of outstanding shares of the class.

The Fund values securities for which market quotations are readily available at current market value other than certain short-term securities which are valued at amortized cost. Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE (normally 4:00 p.m. Eastern time) on the Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price. Fixed income securities may be valued at prices supplied by the Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available or the Adviser believes the prices or values available are unreliable. Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the Fund's security is principally traded closes early; (2) trading in a portfolio security was halted during the day and did not resume prior to the time as of which the Fund calculates its NAV, or (3) events occur after the close of the securities markets on which the Fund's portfolio securities primarily trade but before the time as of which the Fund calculates its NAV.

Fair valuation is based on subjective factors and as a result, the fair value price of a security may differ from the security's market price and may not be the price at which the security may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

NYSE HOLIDAY SCHEDULE The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), President's Day (the third Monday in

                                    [GRAPHIC]




February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

To the extent the Fund's portfolio investments trade in markets on days when the Fund is not open for business, the Fund's assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days the Fund is open for business. If the exchange or market on which the Fund's underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the primary trading markets for the Fund may close early on the day before certain holidays and the day after Thanksgiving.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

The Fund or any of its agents may enter into arrangements with a financial institution under which such party, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative or transfer agent servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. Such payments by such party may create an incentive for these financial institutions to recommend that you purchase Fund shares.

The Fund may enter into arrangements with financial institutions through which investors may purchase or redeem Fund shares. The Adviser may, at its own expense, compensate the financial institutions in connection with the sale or expected sale of Fund shares and it may sponsor various educational activities held by the financial institutions. Certain financial institutions may provide administrative services (such as sub-transfer agency, record-keeping or shareholder communications services) to investors purchasing shares of the Fund through such companies. The Adviser or the Fund (if approved by the Board) may pay fees to these financial institutions for their services. The Adviser may also compensate a financial institution for providing certain marketing support services,

                                    [GRAPHIC]




including finders fees, third party marketing services, business planning assistance, advertising, educating personnel of the financial institution about the Fund and shareholder financial planning needs, providing placement on the financial institution's list of offered funds, counseling on the preparation of sales material and presentations and access to sales meetings, and arranging access to sales representatives and management representatives of the financial institution. Such payments may create an incentive for the financial institutions to recommend that you purchase Fund shares. For additional information, please refer to the Fund's SAI.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or
(iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

DISCLOSURE OF PORTFOLIO HOLDINGS A description of the Fund's policies and procedures with respect to the disclosure of portfolio securities is available in the Fund's SAI and on the Fund's website at: http://www.doverllc.com/ under Dover Long/Short Sector Fund.

BUYING SHARES

HOW TO MAKE PAYMENTS Unless purchased through a third-party financial institution, all investments must be made by check, ACH or wire. All checks must be payable in U.S. dollars and drawn on U.S. financial institutions. In the absence of the granting of an exception consistent with the Trust's anti-money laundering procedures, the Fund does not accept purchases made by credit card, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

                                    [GRAPHIC]





     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Dover Long/Short Sector Fund" or to one or more owners of the account and endorsed to "Dover Long/Short Sector Fund." For all other accounts, the check must be made payable on its face to "Dover Long/Short Sector Fund." A $20 charge may be imposed on any returned checks.

     ACH Refers to the "Automated Clearing House" system maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS The Fund accepts investments in the following minimum amounts:

                                      MINIMUM                MINIMUM
                                      INITIAL               ADDITIONAL
                                     INVESTMENT             INVESTMENT
                               INSTITUTIONAL A SHARES INSTITUTIONAL A SHARES
   Standard Accounts            $1,000,000    $5,000      $  0        $250
   Traditional and Roth IRAs    $1,000,000    $3,000      $  0        $250
   Systematic Investment Plans  $1,000,000    $2,000      $250        $250

The Fund reserves the right to waive minimum investment amounts, if deemed appropriate by Fund officers.

                                    [GRAPHIC]





ACCOUNT REQUIREMENTS

                  TYPE OF ACCOUNT             REQUIREMENT
              INDIVIDUAL, SOLE          . Instructions must be
              PROPRIETORSHIP AND JOINT    signed by all persons
              ACCOUNTS                    required to sign
              Individual accounts are     exactly as their names
              owned by one person, as     appear on the account
              are sole proprietorship   . Provide a power of
              accounts. Joint accounts    attorney or similar
              have two or more owners     document for each
              (tenants)                   person that is
                                          authorized to open or
                                          transact business for
                                          the account if not a
                                          named account owner.
              GIFTS OR TRANSFERS TO A   . Depending on state
              MINOR (UGMA, UTMA)          laws, you can set up a
              These custodial accounts    custodial account
              provide a way to give       under the UGMA or the
              money to a child and        UTMA
              obtain tax benefits       . The custodian must
                                          sign instructions in a
                                          manner indicating
                                          custodial capacity
              BUSINESS ENTITIES         . Provide certified
                                          articles of
                                          incorporation, a
                                          government-issued
                                          business license or
                                          certificate,
                                          partnership agreement
                                          or similar document
                                          evidencing the
                                          identity and existence
                                          of the business entity.
                                        . Submit a secretary's
                                          (or similar)
                                          certificate listing
                                          the person(s)
                                          authorized to open or
                                          transact business for
                                          the account.
              TRUSTS (INCLUDING         . The trust must be
              CORPORATE PENSION PLANS)    established before an
                                          account can be opened
                                        . Provide the first and
                                          signature pages from
                                          the trust document
                                          identifying the
                                          trustees
                                        . Provide a power of
                                          attorney or similar
                                          document for each
                                          person that is
                                          authorized to open or
                                          transact business in
                                          the account if not a
                                          trustee of the trust.

                                    [GRAPHIC]





ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. For certain types of accounts, additional information may be required. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected.

When your application is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the NAV next calculated after receipt of your application in proper form. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to any related taxes and you will not be able to recoup any sales charges or redemption fees.

The Fund may reject your application under the Trust's Anti-Money Laundering Program. Under this program your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund such as trades seeking short-term profits from market momentum and other timing strategies may interfere with the management of the Fund's portfolio and result in increased administrative and brokerage costs and a potential dilution in the value of Fund shares. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities, and these expenses are borne by Fund shareholders.

                                    [GRAPHIC]





Focus is placed on identifying redemption transactions that may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchases within a pre-determined period of time. If frequent trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to cancel (within one business day), restrict, or reject without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio and purchase orders not accompanied by payment.

Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemption. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.

                                    [GRAPHIC]





INVESTMENT PROCEDURES

                                           HOW TO ADD TO YOUR
               HOW TO OPEN AN ACCOUNT           ACCOUNT
              THROUGH A FINANCIAL       THROUGH A FINANCIAL
              ADVISER                   ADVISER
              Contact your adviser      Contact your adviser
              using the method that is using the method that is most convenient for you. most convenient for you.
              BY CHECK                  BY CHECK
              . Call, log onto our      . Fill out an investment
                website,                  slip from a
                www.doverllc.com or       confirmation or write
                write us for an           us a letter
                account application     . Write your account
              . Complete the              number on your check
                application (and other  . Mail us the slip (or
                required documents)       your letter) and the
              . Mail us your original     check
                application (and other
                required documents)
                and a check
              BY WIRE                   BY WIRE
              . Call or write us for    . Call to notify us of
                an account application    your incoming wire
              . Complete the            . Instruct your U.S.
                application (and other    financial institution
                required documents)       to wire your money to
              . Call us to fax the        us
                completed application
                (and other required
                documents) and we will
                assign you an account
                number
              . Mail us your original
                application (and other
                required documents)
              . Instruct your U.S.
                financial institution
                to wire your money to
                us
              BY ACH PAYMENT            BY SYSTEMATIC INVESTMENT
              . Call or write us for    . Complete the
                an account application    systematic investment
              . Complete the              section of the
                application (and other    application
                required documents)     . Attach a voided check
              . Call us to fax the        to your application
                completed application   . Mail us your original
                (and other required       application and voided
                documents) and we will    check
                assign you an account   . We will electronically
                number                    debit your purchase
              . Mail us your original     proceeds from the
                application (and other    financial institution
                required documents)       account identified on
              . We will electronically    your account
                debit your purchase       application
                proceeds from the
                financial institution
                account identified on
                your account
                application

                                    [GRAPHIC]





SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.

SELLING SHARES

Your shares will be redeemed at the NAV next calculated after receipt of your redemption order, subject to the deduction of a redemption fee. The Fund processes redemption orders received in good order promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until it receives payment, which may be up to 15 calendar days.

                                    [GRAPHIC]




                     HOW TO SELL SHARES FROM YOUR ACCOUNT
              THROUGH A FINANCIAL ADVISER
              . Contact your adviser by the method that is most
                convenient for you
              BY MAIL
              . Prepare a written request including:
               . Your name(s) and signature(s)
               . Your account number
               . The Fund name
               . The dollar amount or number of shares you want
                 to sell
               . How and where to send the redemption proceeds
              . Obtain a signature guarantee (if required)
              . Obtain other documentation (if required)
              . Mail us your request and documentation
              BY WIRE OR ACH
              . Wire redemptions are only available if your
                redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire redemption privileges on your account application
              . ACH redemptions are only available if you did
                not decline ACH redemption privileges on your account application
              . Call us with your request (unless you declined
                telephone redemption privileges on your account application) (see "By Telephone") OR
              . Mail us your request (see "By Mail")
              BY TELEPHONE
              . Call us with your request (unless you declined
                telephone redemption privileges on your account application)
              . Provide the following information:
               . Your account number
               . Exact name(s) in which the account is registered
               . Additional form of identification
              . Redemption proceeds will be:
               . Mailed to you OR
               . Electronically credited to your account at the
                 financial institution identified on your account application.
              SYSTEMATICALLY
              . Complete the systematic withdrawal section of
                the application
              . Attach a voided check to your application
              . Mail us your original application
              . Redemption proceeds will be electronically
                credited to your account at the financial institution identified on your account application

                                    [GRAPHIC]





WIRE OR ACH REDEMPTION PRIVILEGES You may redeem your shares by wire or ACH unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000, except for systematic withdrawals.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine. Telephone redemption order may be difficult to complete during periods of significant economic or market activity. If you are not able to reach the Fund by telephone, you may express mail your redemption order.

SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following (the following situations apply if you are requesting the transaction directly through the Fund):

  .  Written requests to redeem $100,000 or more

  .  Changes to a shareholder's record name

  . Redemptions from an account for which the address or account registration has changed within the last 30 days

  . Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

  . Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account

  . Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

The transfer agent reserves the right to require signature guarantees on all redemptions.

                                    [GRAPHIC]





SMALL ACCOUNTS With respect to the Fund, if the value of your account falls below $1,000 (excluding Qualified Retirement Accounts) with respect to Institutional Shares or $500 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) with respect to A Shares, the Fund may ask you to increase your balance. If after 60 days, the account value is still below $1,000 (excluding Qualified Retirement Accounts or accounts with systematic investment plans) for Institutional Shares or $500 (excluding Qualified Retirement Accounts) for A Shares, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value. There are no minimum balance requirements for Qualified Retirement Accounts. If the Fund closes your account, you will not be charged a redemption fee.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1.00% of the Fund's assets).

REDEMPTION FEE The sale of the Fund's Shares is subject to a redemption fee of 1.50% of the amount being redeemed for any sale of shares made within 180 days from the date of purchase. The fee is charged for the benefit of the Fund's remaining shareholders to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

There are limited exceptions to the imposition of the redemption fee. The following redemptions or exchanges are exempt from application of the redemption fee:

  . Redemptions in a deceased shareholder account if such an account is registered in the deceased's name

  . Redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

  .  Redemptions of shares purchased through a dividend reinvestment program

  .  Redemptions pursuant to a systematic withdrawal plan

  . Redemptions in a qualified retirement plan under section 401(a) of the Internal Revenue Code ("IRC") or a plan operating consistent with
     Section 403(b) of the IRC

  .  Involuntary redemptions due to low account balances.

                                    [GRAPHIC]





LOST ACCOUNTS The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on two or more occasions, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance, but will be held in an account for a period of time until the Transfer Agent locates you.

                                    [GRAPHIC]



                                                         CHOOSING A SHARE CLASS

The Fund offers two classes of shares, each of which is designed for specific investors. Sales charges and fees vary considerably between the Fund's classes. You should carefully consider the differences in the fee and sales charge structures as well as the length of time you wish to invest in the Fund before choosing which class to purchase. Please review the Fee Table and Sales Charge Schedules for the Fund before investing in the Fund. You may also want to consult with a financial advisor in order to help you determine which class is most appropriate for you. The following is a summary of the differences between Institutional Shares and A Shares for the Fund:

                INSTITUTIONAL SHARES            A SHARES
              . Designed for eligible   . Designed for retail
                institutions              investors investing
                (financial                individually or
                institutions,             through financial
                corporations, trusts,     institutions
                estates and religious   . Initial sales charge
                and charitable            of 4.50% or less
                organizations),         . No initial sales
                employee benefit plans    charge on purchases of
                with assets of at         $1 million or more
                least $10 million, and  . Deferred sales charge
                registered investment     of 1.00% on purchases
                advisers or financial     of $1 million or more
                planners purchasing       redeemed in whole or
                shares on behalf of       in part within twelve
                clients and who charge    months of purchase
                asset-based or hourly
                fees
              . No initial or deferred
                sales charges
              . Lower expense ratio
                than A Shares

When you buy shares, be sure to specify the class of shares. If you do not choose a share class, or you are not eligible for the class you have selected, your investment may be refused or you may be invested in the class with the lowest expenses that you are eligible for. However, we recommend that you discuss your investment with a financial adviser before you make a purchase to be sure that the Fund and the share class are appropriate for you. In addition, consider the Fund's investment objectives, principal investment strategies and principal risks as well as factors listed above to determine whether this fund is appropriate for you and if so, which share class is most appropriate for your situation.

                                    [GRAPHIC]





SALES CHARGE SCHEDULE - A SHARES An initial sales charge is assessed on purchases of A Shares as follows:

                                        SALES CHARGE (LOAD)
                                           AS % OF/(1)/:
                                          PUBLIC     NET ASSET
    AMOUNT OF PURCHASE                OFFERING PRICE   VALUE   REALLOWANCE %
    $0 but less than $100,000             4.50%        4.71%       4.00%
    $100,000 but less than $250,000       3.50%        3.63%       3.00%
    $250,000 but less than $500,000       2.50%        2.56%       2.25%
    $500,000 but less than $1,000,000     1.50%        1.52%       1.25%
    $1,000,000 and up/(2)/                0.00%        0.00%       0.00%

/(1)/Rounded to the nearest one-hundredth percent. Because of rounding in the calculation of offering price, actual sales charges you pay may be more or less than those calculated using these percentages.
/(2)/No initial sales charge applies on purchases of $1 million or more. A CDSC of up to 1.00% will be charged on purchases of $1 million or more that are redeemed within twelve months of purchase.

The offering price for A Shares includes the relevant sales charge. The commission paid to the distributor is the sales charge less the reallowance paid to certain financial institutions purchasing shares. Normally, reallowances are paid as indicated in the above table. From time to time, however, the distributor may elect to reallow the entire sales charge for all sales during a particular period.

From time to time and at its own expense, the adviser may provide compensation, including financial assistance, to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns or other dealer-sponsored special events. Compensation may include the provision of travel arrangements and lodging, tickets for entertainment events and merchandise.

REDUCED SALES CHARGES - A SHARES You may qualify for a reduced initial sales charge on purchases of A Shares under rights of accumulation ("ROA") or a letter of intent ("LOI"). The transaction processing procedures maintained by certain financial institutions through which you can purchase Fund shares may restrict the universe of accounts considered for purposes of calculating a reduced sales charge under ROA or LOI. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to

                                    [GRAPHIC]




calculate ROA and LOI based on the financial institution's transaction processing procedures. Please contact your financial institution before investing to determine the process used to identify accounts for ROA and LOI purposes.

To determine the applicable reduced sale charge under ROA, the Fund or its agent will combine the value of your current purchase with the value of Fund A Shares, as applicable (as of the fund's prior business day), that were purchased previously for accounts (i) in your name, (ii) in the name of your spouse, (iii) in the name of you and your spouse (iv) in the name of your minor child under the age of 21, and (v) sharing the same mailing address ("Accounts").

TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. You must also provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse, children (provide the children's ages), or other household members and, if requested by your financial institution, the following additional information regarding these Accounts:

  . Information or records regarding Fund A Shares, as applicable, held in all accounts in your name at the transfer agent;

  . Information or records regarding A Shares, as applicable, held in all accounts in your name at a financial intermediary; and

  . Information or records regarding A Shares, as applicable, for Accounts at the transfer agent or another financial intermediary.

The Fund may amend or terminate this right of accumulation at any time.

You may also enter into an LOI, which expresses your intent to invest $100,000 or more in the Fund's A Shares, as applicable, in Accounts within a future period of thirteen months. Each purchase under an LOI will be made at the public offering price applicable at the time of the purchase to a single transaction of the dollar amount indicated in the LOI. If you do not purchase the minimum investment referenced in the LOI, you must pay the Fund an amount equal to the difference between the dollar value of the sales charges paid under the LOI and the dollar value of the sales charges due on the aggregate purchases of the A Shares as if such purchases were executed in a single transaction. If incurred, these charges may be deducted directly from your account. Accounts subject to the LOI must be specifically identified in the LOI.

ELIMINATION OF INITIAL SALES CHARGES - A SHARES Certain persons may also be eligible to purchase A Shares without a sales charge. No sales charge is assessed on the

                                    [GRAPHIC]




reinvestment of A Shares' distributions. No sales charge is assessed on purchases made for investment purposes by:

  . A qualified retirement plan under Section 401(a) of the IRC or a plan operating consistent with Section 403(b) of the IRC;

  . Any bank, trust company, savings institution, registered investment adviser, financial planner or securities dealer on behalf of an account for which it provides advisory or fiduciary services pursuant to an account management fee;

  . Trustees and officers of the Trust; directors, officers and full-time employees of the Adviser, the distributor, any of their affiliates or any organization with which the distributor has entered into a dealer agreement; the spouse, life partner, or minor children under 21 of any such person; any trust or individual retirement account or self-employed retirement plan for the benefit of any such person; or the estate of any such person or relative;

  .  Any person who is reinvesting dividends or distributions; or

  . Any person who exchanges into the Fund from another Trust series or other mutual fund that participates in the Trust's exchange program established for that Fund.

The Fund requires appropriate documentation of an investor's eligibility to purchase A Shares without a sales charge. Any shares so purchased may not be resold except to the Fund.

CONTINGENT DEFERRED SALES CHARGE SCHEDULE - A SHARES A CDSC of 1.00% is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole in part within twelve months of purchase for the Fund.

The CDSC is paid on the lower of the NAV or the initial cost of the shares redeemed. To satisfy a redemption request, the Fund will first liquidate shares that are not subject to a CDSC such as shares acquired with reinvested dividends and capital gains. The Fund will then liquidate shares in the order that they were first purchased until your redemption request is satisfied.

The distributor or Adviser may pay a sales commission of up to 1.00% of the offering price of Class A shares to brokers that initiate and are responsible for purchases of $1 million or more.

Sales charge information regarding the Fund is available free of charge on the Fund's website at: http://www.doverllc.com/.

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                                    [GRAPHIC]





RULE 12B-1 FEES The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay the distributor or other such entities as approved by the Board, as compensation for the distribution and shareholder service-related services provided by such entities, an aggregate fee equal to 0.25% of the average daily net assets of A Shares. The distributor may pay any or all amounts received under the Rule 12b-1 plan to other persons, including the Adviser, for any distribution or service activity with respect to A Shares.

Because the A Shares class pays distribution fees on an ongoing basis, your investment cost over time will increase and may be higher than paying other types of sales charges.

EXCHANGE PRIVILEGES

You may exchange your Fund shares for shares of certain other mutual funds, including other Trust series. For a list of mutual funds available for exchange, call the transfer agent. Not all funds available for exchange may be available for purchase in your state. Be sure to confirm with the transfer agent that the fund into which you exchange is available for sale in your state. Because exchanges are a sale and purchase of shares, they may have tax consequences. The Fund reserves the right to refuse any exchange request, particularly requests that could adversely affect the Fund or its operations. Please also see "Limitations on Frequent Purchases and Redemptions".

In addition, if you exchange shares within 180 days of purchase, you will be charged a redemption fee of 1.50% of the amount being redeemed or exchanged, subject to limited exceptions. See "Selling Shares - Redemption Fee" above for additional information, including the list of exceptions. To calculate redemption fees, each Fund uses the FIFO method to determine the holding period. Under this method, the date of the exchange is compared with the earliest purchase date of shares held in the account. The Fund reserves the right to modify the terms of or terminate the exchange fee at any time, as permitted by law.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                    [GRAPHIC]





                                HOW TO EXCHANGE
          THROUGH A FINANCIAL ADVISER
          . Contact your adviser by the method that is most
            convenient for you
          BY MAIL
          . Prepare a written request including:
           . Your name(s) and signature(s)
           . Your account number
           . The names of each fund you are exchanging
           . The dollar amount or number of shares you want to sell
             (and exchange)
          . Open a new account and complete an account application if you are requesting different shareholder privileges
          . Obtain a signature guarantee, if required
          . Mail us your request and documentation
          BY WIRE OR ACH
          . Wire or ACH redemptions are only available if your redemption is for $5,000 (except for systematic withdrawals) or more and you did not decline wire or ACH redemption privileges on your account application
          . Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") or
          . Mail us your request (See "By Mail")
          BY TELEPHONE
          . Call us with your request (unless you declined telephone redemption privileges on your account application)
          . Provide the following information:
           . Your account number
           . Exact name(s) in which account is registered
           . Additional form of identification
          . Redemption proceeds will be:
           . Mailed to you or
           . Electronically credited to your account at the financial institution identified on your account application
          SYSTEMATICALLY
          . Complete the systematic withdrawal section of the
            application
          . Attach a voided check to your application
          . Mail us your completed application
          . Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

                                    [GRAPHIC]





RETIREMENT ACCOUNTS

You may invest in Fund shares through IRA accounts sponsored by the Adviser, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax advisor. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

                                    [GRAPHIC]



OTHER INFORMATION

DISTRIBUTIONS

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually.

All distributions of the Fund are reinvested in additional shares, unless you elect to receive distributions in cash. For federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally intends to operate in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to certain state and local taxes. Some Fund distributions may also include nontaxable returns of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal income tax rate of 15% (5% for individuals in lower tax brackets) through 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that certain holding period and other requirements are met by the Fund and the shareholder.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund

                                    [GRAPHIC]




shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net long-term capital gain distributions with respect to those shares.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions and redemption proceeds otherwise payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Rather, any amounts withheld may be credited against your Federal income tax liability once you provide the required information or certification. Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax advisor.

ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

                                    [GRAPHIC]



FINANCIAL HIGHLIGHTS

Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

                                     Dover
                            Long/Short Sector Fund

                             FOR MORE INFORMATION
           The following documents are available free upon request:

                          ANNUAL/SEMI-ANNUAL REPORTS
 Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                  STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about the Fund and is incorporated by reference, and thus is a part of, this Prospectus.

                              CONTACTING THE FUND
  You can get free copies of the annual/semi-annual reports, the SAI, request other information and discuss your questions about the Fund by contacting the
                                   Fund at:

                         Dover Long/Short Sector Fund
                      P.O. Box 446 Portland, Maine 04112
                   Telephone 1-888-DOVER-55 (1-888-368-3755)
                               www.doverllc.com

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                                 866-453-5199
                           http://www.foresides.com

      The Fund's prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Fund's website at http://www.doverllc.com

                SECURITIES AND EXCHANGE COMMISSION INFORMATION
   You can also review the Fund's annual/semi-annual reports, SAI and other information about the Fund at the Public Reference Room of the Securities and
   Exchange Commission ("SEC"). Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                             Public Reference Room
                      Securities and Exchange Commission
                          Washington, D.C. 20549-0102
                      E-mail address: publicinfo@sec.gov.

Free copies of the annual/semi-annual reports and the SAI are available from the
                         SEC's web site at www.sec.gov

                   Investment Company Act File No. 811-3023

                      STATEMENT OF ADDITIONAL INFORMATION

                               October 11, 2007

                         DOVER LONG/SHORT SECTOR FUND

INVESTMENT ADVISER:

Dover Corporate Responsibility Management LLC
140 Greenwich Avenue
Greenwich, CT 06830

ACCOUNT INFORMATION AND SHAREHOLDER SERVICES:

   Citigroup Fund Services, LLC
   P.O. Box 446
   Portland, Maine 04112
   (888) DOVER-55
   http://www.doverllc.com/

This Statement of Additional Information (the "SAI") supplements the Prospectus dated October 11, 2007, as may be amended from time to time, offering shares of the Dover Long/Short Sector Fund (the "Fund"), a separate series of Forum Funds, a registered, open-end management investment company (the "Trust"). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting Citigroup Fund Services, LLC at the address or telephone number or the Fund's website listed above.

TABLE OF CONTENTS

GLOSSARY....................................................   2
INVESTMENT POLICIES AND RISKS...............................   3
INVESTMENT LIMITATIONS......................................  12
MANAGEMENT..................................................  14
PORTFOLIO TRANSACTIONS......................................  21
PURCHASE AND REDEMPTION INFORMATION.........................  24
TAXATION....................................................  26
OTHER MATTERS...............................................  30
APPENDIX A - DESCRIPTION OF SECURITIES RATINGS.............. A-1
APPENDIX B - MISCELLANEOUS TABLES........................... B-1
APPENDIX C - PROXY VOTING PROCEDURES........................ C-1

GLOSSARY

As used in this SAI, the following terms have the meanings listed.

   "Accountant" means Citi.

   "Administrator" means Citi.

   "Adviser" means Dover Corporate Responsibility Management, LLC.

   "Board" means the Board of Trustees of the Trust.

   "CFTC" means Commodities Future Trading Commission.

   "Citi" means Citigroup Fund Services, LLC.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Custodian" means Citibank, N.A.

   "Distributor" means Foreside Fund Services, LLC, the distributor of the Fund's shares.

   "FCS" means Foreside Compliance Services, LLC, provider of compliance services to the Fund.

   "Fitch" means Fitch Ratings.

   "Fund" means Dover Long/Short Sector Fund.

   "Independent Trustee" means a Trustee that is not an interested person of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

   "IRS" means Internal Revenue Service.

   "Moody's" means Moody's Investors Service.

   "NAV" means net asset value per share.

   "NRSRO" means a nationally recognized statistical rating organization.

   "SAI" means Statement of Additional Information.

   "SEC" means the U.S. Securities and Exchange Commission.

   "S&P" means Standard & Poor's Corporation, a division of the McGraw Hill Companies.

   "Transfer Agent" means Citi.

   "Trust" means Forum Funds.

   "U.S." means United States.

   "U.S. Government Securities" means obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

   "1933 Act" means the Securities Act of 1933, as amended.

   "1934 Act" means the Securities Exchange Act of 1934, as amended.

   "1940 Act" means the Investment Company Act of 1940, as amended.

INVESTMENT POLICIES AND RISKS

The Fund is a diversified series of the Trust. The Fund offers two classes:
Institutional Shares and A Shares. This section discusses in greater detail than the Fund's Prospectus certain investments that the Fund can make.

1. COMMON AND PREFERRED STOCK

A. GENERAL

The Fund may invest in common and preferred stock. Common stock represents an equity (ownership) interest in a company, usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

B. RISKS

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth. If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

2. WARRANTS

A. GENERAL

The Fund may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant's issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

B. RISKS

Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

3. DEPOSITARY RECEIPTS

A. GENERAL

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. The Fund may invest in depositary receipts in order to obtain exposure to foreign securities markets. For the purpose of the Fund's investment policies, the Fund's investment in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

B. RISKS

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depository of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

4. SECURITY RATINGS INFORMATION

The Fund's investments in convertible and other debt securities are subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. To limit credit risk, the Fund may only invest in: (1) convertible and other debt securities that are rated "Baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase; and (2) preferred stock rated "baa" or higher by Moody's or "BBB" or higher by S&P at the time of purchase. The Fund may purchase unrated convertible securities if, at the time of purchase, the Adviser believes that they are of comparable quality to rated securities that the Fund may purchase. Unrated securities may not be as actively traded as rated securities.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in Appendix A to this SAI. The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by the Adviser to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if the Adviser determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. To the extent that the ratings given by an NRSRO may change as a result of changes in such organizations or their rating systems, the Adviser will attempt to substitute comparable ratings. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

5. OPTIONS AND FUTURES

A. GENERAL. The Fund may purchase or write put and call options: (1) for investment purposes to enhance the Fund's performance; or (2) to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase or in order to offset the effects of general stock market movements.

Specifically, the Fund may purchase or write options on securities in which it may invest or on market indices based in whole or in part on such securities. Options purchased or written by the Fund may be traded on an exchange or over-the-counter.

Options are considered to be derivatives. Use of these instruments is subject to regulation by the SEC, the options and futures exchanges on which futures and options are traded or by the CFTC. No assurance can be given that any hedging or income strategy will achieve its intended result.

If the Fund will be financially exposed to another party due to its investments in options, the Fund will maintain either: (1) offsetting ("covered") positions; or (2) cash, receivables and liquid debt securities with a value sufficient at all times to cover its potential obligations. Offsetting covered positions may include holding the underlying securities or holding other offsetting liquid securities believed likely to substantially replicate the movement of the option investment. Offsetting covered positions also may include an offsetting option. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside cash, liquid securities and other permissible assets ("Segregated Assets"). Segregated Assets cannot be sold or closed out while the hedging strategy is outstanding, unless the Segregated Assets are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

The Trust, on behalf of the Fund, has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a pool operator under the Act.

B. OPTIONS ON SECURITIES. A call option is a contract under which the purchaser of the call option, in return for a premium paid, has the right to buy the security (or index) underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price. A put option gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy, upon exercise of the option, the underlying security (or a cash amount equal to the value of the index) at the exercise price. The amount of a premium received or paid for an option is based upon certain factors including the market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period and interest rates.

C. OPTIONS ON INDICES. An index assigns relative values to the securities included in the index, and the index fluctuates with changes in the market values of the securities included in the index. Index cash options operate in the same way as the more traditional options on securities except that index options are settled exclusively in cash and do not involve delivery of securities. An index cash option involves the delivery of cash equal to the difference between the exercise price and the closing price of the index.

D. RISKS. There are certain investment risks associated with options transactions. These risks include: (1) dependence on the Adviser's ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (2) imperfect correlation between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover which may cause a given hedge not to achieve its objective; (3) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Fund invests; and (4) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Fund's ability to limit exposures by closing its positions.

Other risks include the inability of the Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Fund. There is no assurance that a counterparty in an over-the-counter option transaction will be able to perform its obligations.

E. FUTURES CONTRACTS. The Fund may buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking or delivery of cash, in most cases the Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or a loss, before cash settlement is required.

The Fund will incur brokerage fees when it purchases and sells stock index futures contracts, and at the time the Fund purchases or sells a stock index futures contract, it must make a good faith deposit known as the "initial margin." Thereafter, the Fund may need to make subsequent deposits, known as "variation margin," to reflect changes in the level of the stock index. The Fund may buy or sell a stock index futures contract so long as the sum of the amount of margin deposits on open positions with respect to all stock index futures contracts does not exceed 5% of the Fund's net assets.

To the extent the Fund enters into a stock index futures contract, it will segregate assets on the books and records of the Fund (to the extent required by the rules of the SEC) to cover its obligations. Such assets may consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments.

F. RISKS ASSOCIATED WITH FUTURES. Although the Fund may purchase and sell stock index futures contracts to hedge against declines in market value of its portfolio securities, the use of these instruments involves certain risks. Although stock index futures contracts may be useful in hedging against adverse changes in the value of the Fund's investment securities, they are derivative instruments that are subject to a number of risks. During certain market conditions, purchases and sales of stock index futures contracts may not completely offset a decline or rise in the value of the Fund's investments. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's investment securities may differ substantially from the changes anticipated by the Fund when it established its hedged positions, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such a contract.

Successful use of futures contracts depends upon the Adviser's ability to predict correctly movements in the securities markets generally or of a particular segment of a securities market. No assurance can be given that the Adviser's judgment in this respect will be correct.

The Commodity Futures Trading Commission ("CFTC") and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. These trading and positions limits will not have an adverse impact on the Fund's strategies for hedging its securities.

G. SWAPS. The Fund may engage in swaps, including, but not limited to, interest rate, currency and equity swaps, and the purchase or sale of related caps, floors, collars and other derivative instruments. The Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If the Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

Equity swaps or other swaps relating to securities or other instruments are based on changes in the value of the underlying securities or instruments. For example, an equity swap might involve an exchange of the value of a particular security or securities index in a certain notional amount for the value of another security or index or for the value of interest on that notional amount at a specified fixed or variable rate. The Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

If there is a default by the counterparty to a swap contract, the Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to the swap contract or that, in the event of a default, the Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The Adviser will closely monitor, subject to the oversight of the Adviser and the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

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The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap contract will be accrued on a daily basis and an amount of Segregated Assets having an aggregate market value at least equal to the accrued excess will be segregated in accordance with SEC positions. To the extent that the Fund cannot dispose of a swap in the ordinary course of business within seven days at approximately the value at which the Fund has valued the swap, the Fund will treat the swap as illiquid and subject to its overall limit on illiquid investments of 15% of the Fund's net assets.

6. BORROWING

A. GENERAL

Subject to the Fund's investment limitations, the Fund may borrow money. Typically, if a security purchased with borrowed funds increases in value, the Fund may sell the security, repay the loan and secure a profit.

B. RISKS

Borrowing creates the risk of magnified capital losses. If the Fund buys securities with borrowed funds and the value of the securities declines, the Fund may be required to provide the lender with additional funds or liquidate its position in these securities to continue to secure or repay the loan. The Fund may also be obligated to liquidate other portfolio positions at an inappropriate time in order to pay off the loan or any interest payments associated with the loan. To the extent that the interest expense involved in a borrowing transaction approaches the net return on the Fund's investment portfolio, the benefit of borrowing will be reduced, and, if the interest expense incurred as a result of borrowing were to exceed the net return to investors, the Fund's use of borrowing would result in a lower rate of return than if the Fund did not borrow. The size of any loss incurred by the Fund due to borrowing will depend on the amount borrowed. The greater the percentage borrowed the greater potential of gain or loss to the Fund.

7. LEVERAGE TRANSACTIONS

A. GENERAL

The Fund may use leverage to increase potential returns. Leverage involves special risks and may involve speculative investment techniques. Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments. Leverage transactions include borrowing for other than temporary or emergency purposes, purchasing securities on margin (borrowing money from a bank to purchase securities), selling securities short (selling securities that are now owned), lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis. The Fund uses these investment techniques only when the Adviser believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

B. SHORT SALES.

To sell short, the Fund will borrow the security from a broker, sell it and maintain the proceeds of the transaction in its brokerage account. The broker will charge the Fund interest during the period it borrows the security. The Fund may close the short sale by purchasing the security in the open market at the market price. If the proceeds received from the short sale (less the interest charges) exceed the amount paid for the security, the Fund will incur a gain on the transaction. If the proceeds received from the short sale (less the interest charges) are less than the amount paid for the security, the Fund will incur a loss on the transaction. Employing a long/short strategy is speculative and involves a high degree of risk, particularly when used for non-hedging purposes.

C. SECURITIES LENDING AND REPURCHASE AGREEMENTS

The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan. The Fund may share the interest it receives on the collateral securities with the borrower. The terms of the

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Fund's loans permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements that are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later. If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements that must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund's loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

D. WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

The Fund may purchase securities offered on a "when-issued" and "forward commitment" basis (including a delayed delivery basis). Securities purchased on a "when-issued" or "forward commitment basis" are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a "delayed delivery" basis when the transaction is structured to occur some time in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. No when-issued or forward commitments will be made by the Fund if, as a result, more than 25% of the Fund's total assets would be committed to such transactions.

E. DOLLAR ROLL TRANSACTIONS

Dollar roll transactions are transactions in which the Fund sells securities to a bank or securities dealer, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. During the period between the commitment and settlement, no payment is made for the securities purchased and no interest or principal payments on the securities accrue to the purchaser, but the Fund assumes the risk of ownership. The Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The Fund will engage in dollar roll transactions for the purpose of acquiring securities for their investment portfolios. The Fund will limit its obligations on dollar roll transactions to 35% of the Fund's net assets.

F. RISKS

Leverage creates the risk of magnified capital losses. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment costs).

The risks of leverage include a higher volatility of the NAV of the Fund's securities which may be magnified by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield from invested cash. So long as the Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income for the Fund than if the Fund were not leveraged. Changes in interest rates and related economic factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on the Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense incurred as a result of leveraging on borrowings were to exceed the net return to investors, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

SEGREGATED ACCOUNTS. The Fund will comply with SEC guidelines with respect to coverage of these strategies and, if the guidelines require, will set aside Segregated Assets in a segregated account on the books and records of the Fund in the prescribed amount. The account's value, which is marked to market daily, will be at least equal to the Fund's commitments under these transactions.

8. ILLIQUID AND RESTRICTED SECURITIES

A. GENERAL

The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include securities which are not readily marketable. Illiquid securities include:
(1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) purchased over-the-counter options; (3) securities which are not readily marketable; and (4) securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act ("restricted securities").

B. RISKS

Limitations on resale may have an adverse effect on the marketability of a security and the Fund might also have to register a restricted security in order to dispose of it, resulting in expense and delay. The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests. There can be no assurance that a liquid market will exist for any security at any particular time. Any security, including securities determined by the Adviser to be liquid, can become illiquid.

C. DETERMINATION OF LIQUIDITY

The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to the Adviser, pursuant to guidelines approved by the Board. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. The Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

9. FIXED INCOME SECURITIES

A. U.S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government Securities. U.S. Government Securities include securities issued by the U.S. Treasury and by U.S. Government agencies and instrumentalities. U.S. Government Securities may be supported by the full faith and credit of the United States (such as mortgage-backed securities and certificates of the Government National Mortgage Association and securities of the Small Business Administration); by the right of the issuer to borrow from the U.S. Treasury (for example, Federal Home Loan Bank securities); by the discretionary authority of the U.S. Treasury to lend to the issuer (for example, Fannie Mae (formerly the Federal National Mortgage Association) securities); or solely by the creditworthiness of the issuer (for example, Federal Home Loan Mortgage Corporation securities).

Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

B. CORPORATE DEBT OBLIGATIONS. The Fund may invest in corporate debt obligations. Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments. These instruments are used by companies to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity. Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than 9 months. The Fund may also invest in corporate fixed income securities registered and sold in the U.S. by foreign issuers (Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (Eurobonds).

C. NON-INVESTMENT GRADE SECURITIES. The Fund may invest in non-investment grade securities. Non-investment grade securities (commonly called "high yield bonds") often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may sometimes fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at their fair value to meet redemption requests or to respond to changes in the market.

D. INTEREST RATE AND ECONOMIC RISK. As with all debt securities, the market prices of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities also will fluctuate greatly during periods of economic uncertainty and changes resulting in changes in the Fund's net asset value. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, the Fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by the Fund may affect its net asset value and performance adversely during such times.

In a declining interest rate market, if an issuer of a high-yield security containing a redemption or call provision exercises either provision, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of the Fund's investment portfolio and the Adviser's careful analysis of prospective investment portfolio securities should minimize the impact of a decrease in value of a particular security or group of securities in the Fund's investment portfolio.

E. SECURITIES RATINGS AND CREDIT RISK. Securities ratings are based largely on the issuer's historical financial information and the rating agencies' investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer's credit rating may cause that issuer's high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate.

The Adviser continually monitors the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. The Adviser primarily relies on its own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions and other factors in its determination.

F. LIQUIDITY RISK AND VALUATION. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. Under these conditions, the Fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public's perception of the junk bond market. The Board or the Adviser may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors may reduce the market value of high yield securities held by the Fund.

G. OTHER FIXED INCOME SECURITIES. The Fund many invest in short-term money market instruments issued in the United States or abroad, denominated in U.S. dollars or any foreign currency. Short-term money market instruments include repurchase agreements, short-term fixed or variable rate certificates of deposit, time deposits with a maturity no greater than 180 days, bankers' acceptances, commercial paper rated A-1 by S&P or Prime-1 by Moody's or in similar other money market securities. Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft, which has been drawn by a customer, and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Certificates of deposit and time deposits generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's performance.

The Fund may also invest in other high quality fixed income securities denominated in U.S. dollars, any foreign currency or in a multi-national currency unit (e.g. the European Currency Unit).

H. ADDITIONAL RISKS OF FIXED INCOME SECURITIES.

GENERAL. The market value of the interest-bearing fixed income securities held by the Fund will be affected by changes in interest rates. There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity (and duration) of a security, the more sensitive the security is to changes in interest rates. All fixed income securities, including U.S. Government Securities, can change in value when there is a change in interest rates. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of that issuer's fixed income securities. As a result, an investment in the Fund is subject to risk even if all fixed income securities in the Fund's investment portfolio are paid in full at maturity. In addition, certain fixed income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security's maturity.

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Under normal conditions, fixed income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of fixed income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its fixed income securities. Bankruptcy, litigation or other conditions may impair an issuer's ability to pay, when due, the principal of and interest on its fixed income securities.

I. CREDIT. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds. The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for interest income and capital appreciation than do higher quality securities. These securities also have greater risk of default or price changes due to changes in the issuers' creditworthiness than do higher quality securities. The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold. In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates. Under such conditions, a Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately.

The Adviser may use NRSRO ratings to determine whether to purchase, sell or hold a security. Ratings are not, however, absolute standards of quality. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Consequently, similar securities with the same rating may have different market prices. In addition, rating agencies may fail to make timely changes in credit ratings and the issuer's current financial condition may be better or worse than a rating indicates.

The Fund may retain a security that ceases to be rated or whose rating has been lowered below the Fund's lowest permissible rating category if the Adviser determines that retaining the security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss. The Fund's investment in fixed income securities is subject to the credit risk relating to the financial condition of the issuers of the securities that the Fund holds.

Moody's, S&P and other NRSROs are private services that provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities by several NRSROs is included in APPENDIX A to this SAI. The Adviser may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, the Adviser will determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings. An issuer's current financial condition may be better or worse than a rating indicates.

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10.EXCHANGE TRADED FUNDS

A. GENERAL. The Fund may invest in Exchange Traded Funds ("ETFs"), which are investment companies that are bought and sold on a securities exchange. ETFs generally represent a fixed portfolio of securities designed to correlate to a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETFs expenses.

B. RISKS. The risks of owning an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

11.CORE AND GATEWAY(R)

The Fund may seek to achieve its investment objective by converting to a Core and Gateway structure. The Fund operating under a Core and Gateway structure holds, as its only investment, shares of another investment company having substantially the same investment objective and policies. The Board will not authorize conversion to a Core and Gateway structure if it would materially increase costs to the Fund's shareholders. The Board will not convert the Fund to a Core and Gateway structure without notice to the shareholders.

INVESTMENT LIMITATIONS

For purposes of all investment policies of the Fund: (1) the term "1940 Act" includes the rules thereunder, SEC interpretations and any exemptive order upon which the Fund may rely; and (2) the term "Code" includes the rules thereunder, IRS interpretations and any private letter ruling or similar authority upon which the Fund may rely.

Except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund's assets or purchases and redemptions of shares will not be considered a violation of the limitation.

A fundamental policy of the Fund cannot be changed without the affirmative vote of the lesser of: (1) 50% of the outstanding shares of the Fund; or (2) 67% of the shares of the Fund present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented. A nonfundamental policy of the Fund may be changed by the Board without shareholder approval.

1. FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations which cannot be changed by the Board without shareholder approval.

The Fund may not:

A. BORROWING MONEY

Borrow money if, as a result, outstanding borrowings would exceed an amount equal to 33 1/3% of the Fund's total assets.

B. UNDERWRITING ACTIVITIES

Underwrite securities issued by other persons except, to the extent that in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter.

C. MAKING LOANS

Make loans to other parties. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt security are not deemed to be the making of loans.

D. PURCHASES AND SALES OF REAL ESTATE

Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities backed by real estate or securities of companies engaged in the real estate business).

E. PURCHASES AND SALES OF COMMODITIES

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options and or from investing in securities or other instruments backed by physical commodities).

F. ISSUANCE OF SENIOR SECURITIES

Issue senior securities except pursuant to Section 18 of the 1940 Act.

G. CONCENTRATION

Purchase a security if, as a result, more than 25% of the Fund's total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on investments in U.S. Government Securities and repurchase agreements covering U.S. Government Securities.

H. DIVERSIFICATION

With respect to 75% of its assets, purchase a security (other than a U.S. Government Security or security of an investment company) if, as a result:
(1) more than 5% of the Fund's total assets would be invested in the securities of a single issuer; or (2) the Fund would own more than 10% of the outstanding voting securities of a single issuer.

2. NON-FUNDAMENTAL LIMITATIONS

The Fund has adopted the following investment limitations that may be changed by the Board without shareholder approval. The Fund may not:

A. SECURITIES OF INVESTMENT COMPANIES

Invest in the securities of any investment company except to the extent permitted by the 1940 Act.

B. ILLIQUID SECURITIES

Invest more than 15% of its net assets in illiquid assets such as:
(1) securities that cannot be disposed of within seven days at their then-current value; (2) repurchase agreements not entitling the holder to payment of principal within seven days; and (3) securities subject to restrictions on the sale of the securities to the public without registration under the 1933 Act ("restricted securities") that are not readily marketable. The Fund may treat certain restricted securities as liquid pursuant to guidelines adopted by the Board.

C. BORROWING

Purchase or otherwise acquire any security if, the total of borrowings would exceed 5% of the value of its total assets.

D. EXERCISING CONTROL OF ISSUERS

Make investments for the purpose of exercising control of an issuer. Investments by the Fund in entities created under the laws of foreign countries solely to facilitate investment in securities in that country will not be deemed the making of investments for the purpose of exercising control.

MANAGEMENT

1. TRUSTEES AND OFFICERS

The Board is responsible for oversight of the management of the Trust's business affairs and of the exercise of all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another investment company (collectively, the "Fund Complex"). The Trustees and officers listed below also serve in the capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, ME 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds, a registered investment company within the Fund Complex. Mr. Keffer is also an Interested Trustee/Director of Wintergreen Fund and Monarch Funds.

NAME                                                                             PRINCIPAL OCCUPATION(S) DURING
AND YEAR OF BIRTH     POSITION WITH THE TRUST        LENGTH OF TIME SERVED                PAST 5 YEARS
-----------------    -------------------------- -------------------------------  ------------------------------
INDEPENDENT TRUSTEES

J. Michael Parish    Chairman of the Board;     Trustee since 1989 (Chairman     Retired; Partner, Wolf, Block,
Born: 1943           Trustee; Chairman,         since 2004)                      Schorr and Solis-Cohen, LLP
                     Compliance Committee,                                       (law firm) 2002-2003; Partner,
                     Nominating Committee and                                    Thelen Reid & Priest LLP
                     Qualified Legal Compliance                                  (law firm) 1995 - 2002.
                     Committee

Costas Azariadis     Trustee;                   Since 1989                       Professor of Economics,
Born: 1943           Chairman, Valuation                                         Washington University
                     Committee                                                   (effective 2006); Professor of
                                                                                 Economics, University of
                                                                                 California-Los Angeles 1992 -
                                                                                 2006.

James C. Cheng       Trustee;                   Since 1989                       President, Technology
Born: 1942           Chairman, Audit                                             Marketing Associates
                     Committee                                                   (marketing company for small-
                                                                                 and medium-sized businesses
                                                                                 in New England).

INTERESTED TRUSTEE

John Y. Keffer       Trustee;                   Since 1989                       President, Forum Foundation
Born: 1942           Chairman, Contracts                                         (a charitable organization)
                     Committee                                                   since 2005; President, Forum
                                                                                 Trust, LLC (a non-depository
                                                                                 trust company) since 1997;
                                                                                 President, Citigroup Fund
                                                                                 Services, LLC (Citigroup)
                                                                                 2003 - 2005; President, Forum
                                                                                 Financial Group, LLC
                                                                                 ("Forum") (a fund services
                                                                                 company acquired by
                                                                                 Citibank, N.A. 1999-2003).

--------
/1/ Mr. Collier and Ms. Bakke, the Funds President and Treasurer, respectively, also serve as officers of other unaffiliated mutual funds or closed-end funds for which Foreside Fund Services, LLC (the Distributor) or its affiliates act as distributor or service provider.

OFFICERS

Simon D. Collier/1/    President; Principal Since 2005                       President, Foreside Financial
Born: 1961             Executive Officer                                     Group, LLC (financial
                                                                             services firm), the parent of
                                                                             Foreside Fund Services, LLC
                                                                             (the "Distributor"), 2005 to
                                                                             present; President, Foreside
                                                                             Services, Inc. ( staffing
                                                                             services firm), an affiliate of
                                                                             the Distributor, 2006 to
                                                                             present; President of Foreside
                                                                             Compliance Services, LLC
                                                                             (financial services firm), an
                                                                             affiliate of the Distributor,
                                                                             2006 to present; President of
                                                                             Foreside Management
                                                                             Services, LLC (financial
                                                                             services firm), an affiliate of
                                                                             the Distributor, 2006 to
                                                                             present; Vice President of
                                                                             Foreside Advisory Network
                                                                             (financial services firm), an
                                                                             affiliate of the Distributor,
                                                                             2006 to present; Managing
                                                                             Member of SDC Foreside,
                                                                             LLC (consulting firm), 2005 to
                                                                             present; Managing Member of
                                                                             Cantabrian Services, LLC
                                                                             (consulting firm), 2005 to
                                                                             present; Chief Operating
                                                                             Officer and Managing
                                                                             Director, Global Fund
                                                                             Services, Citigroup 2003 -
                                                                             2005; Managing Director,
                                                                             Global Securities Services for
                                                                             Investors, Citibank, N.A. 1999
                                                                             - 2003.

Trudance L.C. Bakke/1/ Treasurer; Principal Since 2005 (Principal Financial  Director, Foreside Compliance
Born: 1971             Financial Officer    Officer since August 2006)       Service, LLC since 2006;
                                                                             Product Manager, Citigroup
                                                                             2003-2006; Senior Manager of
                                                                             Corporate Finance, Forum
                                                                             1999 - 2003.

Beth P. Hanson         Vice President/      Since 2003                       Relationship Manager,
Born: 1966             Assistant Secretary                                   Citigroup since 2003;
                                                                             Relationship Manager, Forum
                                                                             1999 - 2003.

Sara M. Morris         Vice President       Since 2007                       Director and Relationship
Born: 1963                                                                   Manager, Citigroup since
                                                                             2004; Chief Financial Officer,
                                                                             The VIA Group, LLC (a
                                                                             strategic marketing company)
                                                                             2000 - 2003.

Velvet R. Regan        Secretary            Since 2007                       Assistant Counsel, Citifund
Born: 1978                                                                   Services Ohio, Inc. (f/k/a
                                                                             BISYS Fund Services Ohio,
                                                                             Inc.) Since September 2006.
                                                                             Associate Attorney, Gilmartin
                                                                             Magence Camile & Ross, LLP
                                                                             (law firm) February 2006
                                                                             through September 2006, Tax
                                                                             Administrator, State Street
                                                                             Corporation 2000 - 2002.

2. TRUSTEE OWNERSHIP IN THE FUND AND FAMILY OF INVESTMENT COMPANIES

                                                     AGGREGATE DOLLAR RANGE OF
                                                 OWNERSHIP AS OF DECEMBER 31, 2006
                     DOLLAR RANGE OF BENEFICIAL      IN ALL FUNDS OVERSEEN BY
                     OWNERSHIP IN THE FUND AS OF   TRUSTEE IN THE SAME FAMILY OF
TRUSTEES                  DECEMBER 31, 2006            INVESTMENT COMPANIES
--------             --------------------------- ---------------------------------
INTERESTED TRUSTEES
John Y. Keffer......            None                       None
INDEPENDENT TRUSTEES
Costas Azariadis....            None                       None
James C. Cheng......            None                       None
J. Michael Parish...            None                       Over $100,000

3. OWNERSHIP OF SECURITIES OF THE ADVISER AND RELATED COMPANIES

As of December 31, 2006, no Independent Trustee or any of his immediate family members owned beneficially or of record securities of any Trust investment adviser, its principal underwriter, or any person (other than a registered investment company) directly or indirectly, controlling, controlled by or under common control with any Trust investment adviser or principal underwriter.

4. INFORMATION CONCERNING TRUST COMMITTEES

A. AUDIT COMMITTEE

The Trust's Audit Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is directly responsible for the appointment, termination, compensation and oversight of work of the independent public accountants to the Trust. In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged, and reviews the Trust's internal accounting procedures and controls.

B. NOMINATING COMMITTEE

The Trust's Nominating Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all Independent Trustees and committee members, and presenting these nominations to the Board. The Nominating Committee will not consider nominees for Independent Trustees recommended by security holders.

C. VALUATION COMMITTEE

The Trust's Valuation Committee, which meets when necessary, consists of Messrs. Azariadis, Cheng, Keffer, Parish and certain officers of the Trust. Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining NAV of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust's series consistent with valuation procedures approved by the Board.

D. QUALIFIED LEGAL COMPLIANCE COMMITTEE

The Qualified Legal Compliance Committee (the "QLCC'), which meets when necessary, consists of Messrs. Azariadis, Cheng, and Parish, constituting all of the Trust's Independent Trustees. The QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.

E. CONTRACTS COMMITTEE

The Contracts Committee, which meets when necessary, consists of all of the Trustees. The Contracts Committee reviews the Trust's service provider contracts and fees in connection with their periodic approval. The Contracts Committee was formed at the Board's September 22, 2005 meeting.

F. COMPLIANCE COMMITTEE

The Compliance Committee, which meets when necessary, consists of all of the Trustees and the Trust's Chief Compliance Officer ("CCO"). The Compliance Committee oversees the Trust's CCO and any compliance matters that arise and relate to the Trust. The Compliance Committee was formed at the Board's September 22, 2005 meeting.

5. COMPENSATION OF TRUSTEES AND OFFICERS

Each Trustee is paid an annual retainer fee of $12,000 for service to the Trust ($15,000 for the Chairman). In addition, each Trustee will be paid a fee of $1,500 for each regular Board meeting attended ($2,250 for the Chairman), $500 for each short special Board meeting attended ($750 for the Chairman) and $1,500 for each major special Board meeting attended ($2,250 for the Chairman) whether the regular or special Board meetings are attended in person or by electronic communication. In addition, a $3,000 annual stipend will be paid to each Trustee that serves as Chairman of one or more Board Committees. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his/her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. No officer of the Trust is compensated by the Trust but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the estimated fees to be paid to each Trustee by the Fund and the Fund Complex for the fiscal year ending April 30, 2008.

                                                     TOTAL COMPENSATION
                                        COMPENSATION   FROM TRUST AND
         TRUSTEE                         FROM FUND      FUND COMPLEX
         -------                        ------------ ------------------
         Costas Azariadis..............     $445          $50,500
         James C. Cheng................     $445          $50,500
         J. Michael Parish.............     $596          $67,750
         John Y. Keffer................     $445          $50,500

In order to align management's interests with those of shareholders, Trustees and officers of the Trust; and directors, officers and full-time employees of the Adviser are eligible to purchase A Shares without a sales charge.

6. INVESTMENT ADVISER

A. SERVICES OF ADVISER

The Adviser serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Trust (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund's investments and effecting portfolio transactions for the Fund. The Adviser may compensate brokers or other service providers ("Intermediaries") out of its own assets, and not as additional charges to the Funds, in connection with the sale and distribution of shares of the Funds and/or servicing of these shares. The payments would be in addition to the payments by the Funds described in each Fund's prospectus for distribution and/or shareholder servicing. Such additional payments are for services including, but not limited to, subaccounting, marketing support, administrative and shareholder processing services ("Additional Payments"). These Additional Payments made by the Adviser may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. These Additional Payments may be different for different Intermediaries.

Subject to the direction of the Trust's Board of Trustees, the Adviser makes decisions regarding the investment and reinvestment of the Fund's assets.

B. OWNERSHIP OF ADVISER

Dover Corporate Responsibility Management LLC is a Delaware limited liability company. The Adviser is a wholly-owned subsidiary of Dover Management LLC, a Delaware limited liability company, which is controlled by Richard M. Fuscone and Michael P. Castine who are both actively engaged in the investment advisory business. By virtue of their indirect ownership of the Adviser, Messrs. Fuscone and Castine are affiliates of the Adviser.

C. INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGER

As of September 30, 2007, Mr. Douglas R. Cliggott, the Fund's portfolio manager, managed one other registered investment company, with assets of approximately $8 million. That fund does not charge a performance based fee. Mr. Cliggott does not currently manage any other pooled investment vehicles, but does manage one other account with assets of $5 million. The account does not have a performance based fee.

Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to the Fund and other accounts if the Fund and accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas among the Fund and the accounts. Securities selected for the Fund may underperform the securities selected for the accounts.

D. INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGERS

The following compensation information has been provided by the Adviser as of September 30, 2007:

Mr. Douglas R. Cliggott, the Fund's portfolio manager, will be paid a fixed annual salary and a cash bonus by the Adviser each year for his services to the Fund and other portfolios that he manages. Mr. Cliggott's base salary is determined considering compensation payable for a similar position across the investment management industry. His bonus is determined annually based on both the overall investment performance achieved by the Adviser, as measured by the S & P 500 Index(R) for one year, and his individual contribution to the portfolio. The total compensation is intended to reward consistent and superior investment performance. Mr. Cliggott does not receive any compensation for the other accounts that he manages which consists primarily of personal and partnership accounts.

E. PORTFOLIO MANAGER OWNERSHIP IN THE FUND

As of October 1, 2007, the Fund had not commenced operations and thus the portfolio manager did not own any shares of the Fund.

F. FEES

The Adviser's fee is calculated as a percentage of the Fund's average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month.

In addition to receiving an advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets the clients invest in the Fund. If you have a separately managed account with the Adviser with assets invested in the Fund, the Adviser will credit an amount equal to all or a portion of the fees received by the Adviser from the Fund against any investment management fee received from you.

Advisory fee information is not provided because the Fund has not commenced operations prior to the date of this SAI.

G. OTHER PROVISIONS OF ADVISORY AGREEMENT

The Adviser is not affiliated with Citigroup or any company affiliated with Citigroup. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Advisory Agreement is terminable without penalty by the Trust with respect to a Fund on 60 days' written notice when authorized either by vote of the Fund's shareholders or by a majority vote of the Board, or by the Adviser on 60 days' written notice to the Trust. The Advisory Agreement terminates immediately upon assignment.

Under the Advisory Agreement, the Adviser is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

7. DISTRIBUTOR

A. DISTRIBUTION SERVICES

The Distributor (also known as principal underwriter) of the shares of the Fund is located at Two Portland Square, 1/st/ Floor, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Trust and the Distributor as he serves as an officer of the Trust and has an ownership interest in the Distributor.

Under a distribution agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor and its officers have no obligation to sell any specific quantity of Fund shares. The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a "Financial Institution," collectively, the "Financial Institutions") for distribution of shares of the Fund (see "Purchases through Financial Institutions"). Investors who purchase shares through Financial Institutions will be subject to the procedures of Institutions through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the Financial Institution through whom they purchase shares. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and should read the Prospectus in conjunction with any materials and information provided by their institution. The Financial Institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

Pursuant to the Distribution Agreement, the Distributor receives the sales charge paid by the purchasers of A Shares and may reallow such sales charge to certain Financial Institutions.

DISTRIBUTION PLAN - A SHARES In accordance with Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution plan (the "Plan") for the Fund's A Shares which provides for payment to the Distributor of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the A Shares as compensation for the Distributor's services as distributor. Mr. Collier, the President and Principal Executive Officer of the Fund has a direct financial interest in the Plan due to his ownership interest in the Distributor.

The Plan provides that payees may incur expenses for distribution and service activities including but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of the Fund's shares and
(2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to the Fund's shareholder inquiries regarding the Fund's investment objective, policies and other operational features, and inquiries regarding shareholder accounts. Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of Fund shares, or who provides shareholder servicing such as responding to the Fund's shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund's shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Adviser or others in connection with the offering of A Shares for sale to the public.

The Plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made. The Plan obligates the Fund to compensate a payee for services and not to reimburse it for expenses incurred.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees. The Plan further provides that it may not be amended to materially increase the costs, which the Trust bears for distribution/shareholder servicing pursuant to the Plan without approval by shareholders of all A Shares and that other material amendments of the Plan must be approved by the Independent Trustees. The Plan may be terminated with the respect to a Fund's A Shares at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund's A Shares.

Information regarding payment of distribution fees is not provided because the Fund has not commenced operations prior to the date of this SAI.

8. COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Trust and subject to approval by the Board, Foreside Compliance Services, LLC ("FCS"), an affiliate of the Distributor, provides a Principal Executive Officer ("PEO"), Principal Financial Officer ("PFO"), Chief Compliance Officer ("CCO") and an Anti-Money Laundering Compliance Officer ("AMLCO") to the Trust as well as certain additional compliance support functions ("Compliance Services"). FCS, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

For making available the CCO, AMLCO, PFO and PEO and for providing the Compliance Services under the Compliance Agreement, FCS receives a fee from the Fund of $22,500 (allocated equally to all Trust series for which the Adviser provides management services), $5,000 per Fund and an (ii) annual fee of 0.01% of the Fund's average daily net assets, subject to an annual maximum of $20,000 per Fund..

The Compliance Agreement with respect to the Fund continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Board of the Trust or by FCS with respect to the Fund on 60 days' written notice to the other party. Notwithstanding the foregoing, the provisions of the Compliance Agreement related to CCO and Compliance Services may be terminated at any time by the Board, effective upon written notice to FCS, without the payment of any penalty.

Under the Compliance Agreement, FCS is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, FCS and certain related parties (such as officers of FCS or certain officers of the Distributor and persons who control FCS or the Distributor) are indemnified by the Trust against any and all claims and expenses related to FCS's actions or omissions, except for any act or omission resulting from FCS's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

Information regarding payment of Compliance Services fees is not provided because the Fund has not commenced operations prior to the date of this SAI.

9. OTHER FUND SERVICE PROVIDERS

A. ADMINISTRATOR, ACCOUNTANT AND TRANSFER AGENT

The Administrator, Accountant and Transfer Agent provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the "Citi Agreement") with the Trust dated April 20, 2007. The Administrator administers the Trust's operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator's responsibilities include, but are not limited to, (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust's tax returns, the preparation of financial statements and related reports to the Trust's shareholders, the SEC and state and other securities administrators;
(4) provide the Trust with adequate general office space and facilities and provide persons suitable to the Board to serve as officers of the Trust;
(5) assisting the Trust's investment advisers in monitoring Fund holdings for compliance with prospectus investment restrictions and assist in preparation of periodic compliance reports; and (6) with the cooperation of the Adviser, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As Fund Accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund's financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and without penalty by the Trust or by Citi with respect to the Fund on 120 days' written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days' written notice to the other party, provided that such party has not cured the breach within that notice period. Under the Citi Agreement, Citi is not liable to the Trust or the Trust's shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi's officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to the Citigroup's actions or omissions that are consistent with Citi's contractual standard of care. Under the Citi Agreement, in calculating the Fund's NAV, Citi is deemed not to have committed an error if the NAV it calculates is within 1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $135,000. The Fund also pays Citi certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month.

Actual dollars paid for administration and accounting services is not provided because the Fund has not commenced operations prior to the date of this SAI.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at Three Canal Plaza, Portland, Maine 04101 and is registered as a transfer agent with the Office of Comptroller of the Currency.

D. CUSTODIAN

Citibank, N.A. is the Custodian for the Fund and safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Funds' domestic and foreign assets. The Custodian is located at 388 Greenwich Street, New York, NY 10013.

E. LEGAL COUNSEL

Kirkpatrick & Lockhart Preston Gates Ellis LLP, 1601 K Street, Washington D.C. 20006, passes upon legal matters in connection with the issuance of shares of the Trust.

F. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche, LLP, 200 Berkeley Street Boston, Massachusetts, 02116, is the Fund's independent registered public accounting firm, providing audit services, tax services and assistance in consultation with respect to the preparation of filings with the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS

1. HOW SECURITIES ARE PURCHASED AND SOLD

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Fund purchases or to whom the Fund sells is acting on its own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and
(2) if the security is traded in the "over-the-counter" markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary in order to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.

2. COMMISSIONS PAID

Commission information is not provided because the Fund has not commenced operations prior to the date of this SAI.

3. ADVISER RESPONSIBILITY FOR PURCHASES AND SALES AND CHOOSING BROKER-DEALERS

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Fund does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund rather than by any formula.

In selecting a broker or dealer, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable broker commission or dealer spread), the size of order, difficulty of execution and efficiency of the firm's facilities and the firm's risk in positioning blocks of securities. While the Adviser seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and its clients, including the Fund. In return for such services the Adviser may pay a higher commission than other brokers would charge if the Adviser determines in good faith that the commission is reasonable in relation to the services provided.

The Adviser does not consider sales of shares of the Fund (or any other mutual fund it may advise in the future) as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund; however, whether or not a particular broker or dealer sells shares of mutual funds advised by the Adviser neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

There are occasions on which portfolio transactions may be executed as part of concurrent authorizations to purchase or sell the same securities for more than one account served by the Adviser, some of which accounts may have similar investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to any one or more particular accounts, they will be effected only when the Adviser believes that to do so will be in the best interest of the affected accounts. When such concurrent authorizations occur, the objective will be to allocate the execution in a manner equitable to the accounts involved. Clients are typically allocated securities with prices averaged on a per-share or per-bond basis.

4. OBTAINING RESEARCH FROM BROKERS

Although it does not currently foresee the use of soft dollars, the Adviser may use soft dollars solely for items which are with the safe harbor provisions of
Section 28(e) of the 1934 Act. For purposes of the discussion below, "Soft Dollar Items" refers to research or investment-management related services and equipment provided by brokers through industries and companies, economic surveys and analyses, recommendations as to specific securities, on-line quotations, news and research services, and other services (e.g., computer and telecommunications equipment) providing lawful and appropriate assistance to the Adviser in the performance of its investment decision-making responsibilities.

Soft Dollar Items may be provided directly by brokers, by third parties at the direction of brokers or purchased by the Fund with credits or rebates provided by brokers. Soft Dollar Items may arise from over-the-counter principal or agency transactions, as well as exchange traded agency transactions. Brokers sometimes suggest a level of business that they would like to receive in return for the various services that they provide. Actual brokerage business received by any broker may be less than the suggested allocations, but can (and often does) exceed the suggestions because total brokerage is allocated on the basis of all the considerations described above. A broker will not be excluded from executing transactions for the Fund because it has not been identified as providing Soft Dollar Items.

Section 28(e) of the 1934 Act permits the use of Soft Dollar Items in certain circumstances, provided that the Fund does not pay a rate of commissions in excess of what is competitively available from comparable brokerage firms for comparable services, taking into account various factors, including commission rates, financial responsibility and strength and ability of the broker to efficiently execute transactions. Non-research products and soft dollars which are not generated through agency transactions in securities are outside the parameters of Section 28(e)'s "safe harbor," as are transactions effected in futures, currencies or certain derivatives.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

5. COUNTERPARTY RISK

The Adviser monitors the creditworthiness of counterparties to the Fund's transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

6. OTHER ACCOUNTS OF THE ADVISER

Investment decisions for the Fund are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day's transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser's opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Fund and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

7. PORTFOLIO TURNOVER

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors. The Fund's investment purchases and sales are determined by the application of its investment criteria and additional criteria such as, but not limited to, the discovery of improper accounting practices or a drop in a corporate credit rating. No trading is done in reaction to market developments. An annual portfolio turnover rate of 100% would occur if all the securities in a fund were replaced once in a period of one year. Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

8. SECURITIES OF REGULAR BROKER-DEALERS

From time to time, the Fund may acquire and hold securities issued by its "regular brokers and dealers" or the parents of those brokers and dealers. For this purpose, regular brokers and dealers means the 10 brokers or dealers that:
(1) received the greatest amount of brokerage commissions during the Fund's last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Fund during the Fund's last fiscal year; or
(3) sold the largest amount of the Fund's shares during the Fund's last fiscal year.

9. PORTFOLIO HOLDINGS

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported within 60 days after the end of those periods. You may request a copy of the Fund's latest annual and semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI and at the Fund's website. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at http://www.sec.gov/.

In addition, the Fund's Adviser makes publicly available, on a quarterly basis, information regarding the Fund's top ten holdings (including name and percentage of the Fund's assets invested in each such holding) and the percentage breakdown of the Fund's investments by country, sector and industry, as applicable. This holdings information is made available through the Fund or Adviser's website, marketing communications (including printed advertisements and sales literature), and/or the Fund's Transfer Agent telephone customer service center that supports the Fund. This monthly holdings information is released within 15 days after the month end.

From time to time the Adviser also may disclose nonpublic information regarding the Fund's portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons ("Recipients") that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and
(3) upon request from the Adviser or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board of Trustees at the next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee's reasons for determining to permit such disclosure.

The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Adviser, Citigroup and the Custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services, mailing services and financial printers may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to a Fund's nonpublic portfolio holdings information on an as needed basis. The Trustees and legal counsel to the Fund and to the Independent Trustees may receive information on an as needed basis. Mailing services (ADP) and financial printers (RR Donnelley) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.

No compensation is received by the Fund, nor, to the Fund's knowledge, paid to the Adviser or any other person in connection with the disclosure of the Fund's portfolio holdings. The Trust's, Adviser's, Administrator's and Distributor's codes of ethics (collectively, "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's portfolio holdings. The Fund's service providers may be subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

PURCHASE AND REDEMPTION INFORMATION

1. GENERAL INFORMATION

You may effect purchases or redemptions or request any shareholder privilege in person at the Transfer Agent.

The Fund accepts orders for the purchase or redemption of shares on any weekday except days when the New York Stock Exchange is closed but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers.

Not all classes or funds of the Trust may be available for sale in the state in which you reside. Please check with your investment professional to determine a class or fund's availability.

2. ADDITIONAL PURCHASE INFORMATION

Shares of a Fund or class thereof are sold on a continuous basis by the distributor at the NAV plus any applicable sales charge. Accordingly, the offering price per share of the Fund may be higher than the Fund class's NAV.

The Fund reserves the right to refuse any purchase request.

Fund shares are normally issued for cash only. In the Adviser's discretion, however, the Fund may accept portfolio securities that meet the investment objective and policies of the Fund as payment for Fund shares. The Fund will only accept securities that: (1) are not restricted as to transfer by law and are not illiquid; and (2) have a value that is readily ascertainable (and not established only by valuation procedures).

3. IRAS

All contributions into an IRA through the automatic investing service are treated as IRA contributions made during the year the investment is received.

4. UGMAS/UTMAS

If the custodian's name is not in the account registration of a gift or transfer to minor ("UGMA/UTMA") account, the custodian must provide instructions in a matter indicating custodial capacity.

5. PURCHASES THROUGH FINANCIAL INSTITUTIONS

You may purchase and redeem shares through Financial Institutions. The Fund has authorized one or more Financial Institutions to receive on its behalf purchase orders. Certain Financial Institutions may authorize their agents to receive purchase, redemption, or other requests on behalf of the Fund. Your order will be priced at the Fund's NAV next calculated after the Financial Institution receives your order so long as the Financial Institution transmits such order to the Fund consistent with the Fund's prospectus or the Financial Institution's contractual arrangements with the Fund.

If you purchase shares through a Financial Institution, you will be subject to the institution's procedures, which may include charges, limitations, investment minimums, cutoff times and restrictions in addition to, or different from, those applicable when you invest in the Fund directly. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations.

The Adviser may enter into arrangements with Financial Institutions whereby the Adviser agrees to pay a Financial Institution for inclusion of the Fund on the Financial Institution's mutual fund "supermarket" platform. Investors purchasing shares of the Fund through a financial institution should read any materials and information provided by the financial institution to acquaint themselves with its procedures and any fees that the institution may charge.

6. ADDITIONAL REDEMPTION INFORMATION

You may redeem shares of the Fund at the NAV minus any applicable sales charge or redemption fee. Accordingly, the redemption price per share of the Fund may be lower than its NAV. To calculate redemption fees, after first redeeming any shares associated with reinvested distributions, the Fund will use the first-in-first-out (FIFO) method to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.

If a Financial Institution that maintains an account with the transfer agent for the benefit of its customer accounts agrees in writing to assess and collect redemption fees for the Fund from applicable customer accounts, no redemption fees will be charged directly to the Financial Institution's account by the Fund. Certain Financial Institutions that collect a redemption fee on behalf of the Fund may not be able to assess a redemption fee under certain circumstances due to operational limitations (i.e., on Fund shares transferred to the financial intermediary and subsequently liquidated). Customers purchasing shares through a Financial Institution should contact the intermediary or refer to the customer's account agreement or plan document for information about how the redemption fee for transactions for the Financial Institution's account or the customer's account is treated and about the availability of exceptions to the imposition of the redemption fee.

The Fund may redeem shares involuntarily to: (1) reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased; or (2) collect any charge relating to transactions effected for the benefit of a shareholder which is applicable to the Fund's shares as provided in the Prospectus.

7. SUSPENSION OF RIGHT OF REDEMPTION

The right of redemption may not be suspended, except for any period during which: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted; (2) an emergency (as determined by the SEC) exists as a result of which disposal by the Fund of its securities is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (3) the SEC may by order permit for the protection of the shareholders of the Fund.

8. REDEMPTION IN KIND

Redemption proceeds normally are paid in cash. If deemed appropriate and advisable by the Adviser, the Fund may satisfy a redemption request from a shareholder by distributing portfolio securities pursuant to procedures adopted by the Board. The Trust has filed an election with the SEC pursuant to which the Fund may only effect a redemption in portfolio securities if the particular shareholder is redeeming more than $250,000 or 1% of the Fund's total net assets, whichever is less, during any 90-day period.

9. NAV DETERMINATION

In determining the NAV of a Fund class, securities for which market quotations are readily available are valued at current market value using the valuation price provided by an independent pricing service. If no sales price is reported, the mean of the last bid and ask price is used. If no average price is available, the last bid price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board (or its delegate).

10.DISTRIBUTIONS

Distributions of net investment income will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) as of the last day of the period with respect to which the distribution is paid. Distributions of capital gain will be reinvested at the Fund's NAV (unless you elect to receive distributions in cash) on the payment date for the distribution. Cash payments may be made more than seven days following the date on which distributions would otherwise be reinvested.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to U.S. federal income tax law and assumes that the Fund qualifies as a regulated investment company (as discussed below). This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This "Taxation" section is based on the Code and applicable regulations in effect on the date hereof. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

ALL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE FEDERAL, STATE, LOCAL AND FOREIGN TAX PROVISIONS APPLICABLE TO THEM.

1. QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund intends, for each tax year, to qualify as a "regulated investment company" under the Code. This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year-end of the Fund is April 30 (the same as the Fund's fiscal year end).

2. MEANING OF QUALIFICATION

As a regulated investment company, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company the Fund must satisfy the following requirements:

..   The Fund must distribute at least 90% of its investment company taxable income for the tax year. (Certain distributions made by the Fund after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement.)

..   The Fund must derive at least 90% of its gross income from certain types of income derived with respect to its business of investing in securities.

..   The Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

3. FAILURE TO QUALIFY

If for any tax year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits.

Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. It is possible that the Fund will not qualify as a regulated investment company in any given tax year.

4. FUND DISTRIBUTIONS

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year. These distributions are taxable to you as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction for corporate shareholders.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum federal income tax rate of 15% (5% for individuals in lower tax brackets) if paid on or before December 31, 2010. A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Fund and the shareholder. To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income. The Fund's distributions of dividends that it received from REITs generally do not constitute "qualified dividend income."

The Fund anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Fund may make additional distributions of net capital gain at any time during the year. These distributions are taxable to you as long-term capital gain regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero. The Fund may have capital loss carry-overs (unutilized capital losses from prior years). These capital loss carryovers (which can be used for up to eight years) may be used to offset any capital gain (whether short or long-term). All capital loss carry-overs are listed in the Fund's financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Fund will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Fund (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

You may purchase shares whose NAV at the time reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Fund. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed to be paid by the Fund and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Fund will send you information annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

5. CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

For federal income tax purposes, when put and call options purchased by the Fund expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Certain listed options, regulated futures contracts and forward currency contracts are considered "Section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each tax year are "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Fund on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Fund can elect to exempt its Section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of Section 1256.

Any option, futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

Under current federal tax law, if the Fund invests in bonds issued with "original issue discount", the Fund generally will be required to include in income as interest each year, in addition to stated interest received on such bonds, a portion of the excess of the face amount of the bonds over their issue price, even though the Fund does not receive payment with respect to such discount during the year. With respect to "market discount bonds" (i.e., bonds purchased by the Fund at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon), the Fund may likewise elect to accrue and include in income each year a portion of the market discount with respect to such bonds. As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount greater than the total amount of cash that the Fund has actually received as interest during the year.

6. FEDERAL EXCISE TAX

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to: (1) 98% of its ordinary taxable income for the calendar year; and (2) 98% of its capital gain net income for the one-year period ended on October 31 of the calendar year (or December 31 if elected by the Fund). The balance of the Fund's income must be distributed during the next calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.

For purposes of calculating the excise tax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses incurred after October 31 (or December 31 if elected by the Fund) of any year in determining the amount of ordinary taxable income for the current calendar year. The Fund will include foreign currency gains and losses incurred after October 31 (or December 31) in determining ordinary taxable income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

7. SALE, EXCHANGE OR REDEMPTION OF SHARES

In general, you will recognize gain or loss on the sale, exchange or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale, exchange or redemption and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale, exchange or redemption (a "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

8. BACKUP WITHHOLDING

The Fund will be required to withhold in certain cases U.S. federal income tax at federal backup withholding rate (currently 28%) on distributions, and the proceeds of redemptions of shares, paid to any shareholder: (1) who has failed to provide a correct taxpayer identification number; (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your federal income tax liability or refunded once the required information or certification is provided.

9. FOREIGN SHAREHOLDERS

Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

If the income from the Fund is not effectively connected with your U.S. trade or business, distributions of ordinary income (excluding short-term capital gains and portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008) paid to you will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the distribution. You generally would be exempt from U.S. federal income tax on gain realized on the sale of shares of the Fund and distributions of net capital gain from the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

If the income from the Fund is effectively connected with your U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U.S. federal income tax at the federal backup withholding rate (currently 28%) on distributions that are otherwise exempt from withholding (or taxable at a reduced treaty rate), unless the shareholder furnishes the Fund with proper notification of its foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

The tax rules of other countries with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisers as to the consequences of foreign tax rules with respect to an investment in the Fund.

10.STATE AND LOCAL TAXES

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Fund can differ from the U.S. federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisers as to the consequences of state and local tax rules with respect to an investment in the Fund.

11.FOREIGN INCOME TAX

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries cannot be determined.

OTHER MATTERS

1. THE TRUST AND ITS SHAREHOLDERS

A. GENERAL INFORMATION

Forum Funds was organized as a business trust (now known as a statutory trust) under the laws of the State of Delaware on August 29, 1995. On January 5, 1996 the Trust succeeded to the assets and liabilities of Forum Funds, Inc.

The Trust is registered as an open-end, management investment company under the 1940 Act. The Trust offers shares of beneficial interest in its series. As of the date hereof, the Trust consisted of the following shares of beneficial interest:

Absolute Strategies Fund/(1)/                Dover Responsibility Fund/(6)/
Adams Harkness Small-Cap Growth Fund         Dover Long/Short Sector Fund/(6)/
Austin Global Equity Fund                    Flag Investors - Equity Opportunity Fund/(6)/
Auxier Focus Fund/(2)/                       Flag Investors - Income Opportunity Fund/(6)/
Brown Advisory Growth Equity Fund/(3)/       Fountainhead Special Value Fund
Brown Advisory Intermediate Income Fund/(3)/ Golden Large Core Value Fund/(7)/
Brown Advisory International Fund/(4)/       Golden Small Core Value Fund/(7)/
Brown Advisory Maryland Bond Fund/(4)/       Jordan Opportunity Fund
Brown Advisory Opportunity Fund/(3)/         Liberty Street Horizon Fund/(1)/
Brown Advisory Real Estate Fund/(4)/         Merk Hard Currency Fund/(7)/
Brown Advisory Small-Cap Growth Fund/(5)/    Payson Total Return Fund
Brown Advisory Small-Cap Value Fund/(3)/     Polaris Global Value Fund
Brown Advisory Value Equity Fund/(3)/        Steepleview Fund
DF Dent Premier Growth Fund                  Winslow Green Growth Fund/(7)/
                                             Winslow Green Solutions Fund/(8)/

/(1)/The Trust offers shares of beneficial interest in Institutional, A and C classes of this series.

/(2)/The Trust offers shares of beneficial interest in Investor, A and C classes of this series.

/(3)/The Trust offers shares of beneficial interest in Institutional and A classes of this series. Currently A shares of Brown Advisory Opportunity Fund are not publicly offered.

/(4)/The Trust offers shares of beneficial interest in an Institutional class of this series.

/(5)/The Trust offers shares of beneficial interest in Institutional and A classes of this series. Effective April 25, 2006, the Fund ceased the public offering of D Shares. This means that the class is closed to new investors and current shareholders cannot purchase additional shares except through a pre-established reinvestment program.

/(6)/The Trust offers shares of beneficial interests in A and Institutional classes of these series.

/(7)/The Trust offers shares of beneficial interest in Institutional and Investor classes of this series.

/(8)/The Trust offers shares of beneficial interests in an Investor class of this series.

The Trust has an unlimited number of authorized shares of beneficial interest. The Board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide series into classes of shares; the costs of doing so will be borne by the Trust.

The Trust, the Adviser and the principal underwriter have adopted codes of ethics under Rule 17j-1, as amended, of the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

The Trust and the Fund will continue indefinitely until terminated.

B. SERIES AND CLASSES OF THE TRUST

Each series or class of the Trust may have a different expense ratio and its expenses will affect a fund's class' performance. For more information on any other Fund or class thereof, investors may contact the Transfer Agent.

C. SHAREHOLDER VOTING AND OTHER RIGHTS

Each share of each series of the Trust and each class of shares has equal dividend, distribution, liquidation and voting rights, and fractional shares have those rights proportionately, except that expenses related to the distribution of the shares of each series or class (and certain other expenses such as transfer agency, shareholder service and administration expenses) are borne solely by those shares and each series or class votes separately with respect to the provisions of any Rule 12b-1 plan which pertains to the series or class and other matters for which separate series or class voting is appropriate under applicable law. Generally, shares will be voted separately by individual series except if: (1) the 1940 Act requires shares to be voted in the aggregate and not by individual series; and (2) when the Trustees determine that the matter affects more than one series and all affected series must vote. The Trustees may also determine that a matter only affects certain series or classes of the Trust and thus only those series or classes are entitled to vote on the matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by Federal or state law. There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable.

A shareholder in a series is entitled to the shareholder's pro rata share of all distributions arising from that series' assets and, upon redeeming shares, will receive the portion of the series' net assets represented by the redeemed shares.

Shareholders representing 10% or more of the Trust's (or a series') shares may, as set forth in the Trust Instrument, call meetings of the Trust (or series) for any purpose related to the Trust (or series), including, in the case of a meeting of the Trust, the purpose of voting on removal of one or more Trustees.

D. TERMINATION OR REORGANIZATION OF TRUST OR ITS SERIES

The Trustees, may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation so long as the surviving entity is an open-end management investment company. Under the Trust Instrument, the Trustees may also, with shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust's registration statement.

Under the Trust Instrument, the Trustees may, with shareholder consent, sell or convey the assets of series created on or before May 1, 1999 or reorganize those series into another investment company registered under the 1940 Act. The sale or conveyance of assets of series created after May 1, 1999 or the reorganization of those series into another investment company registered under the 1940 Act may be effected by the Trustees without shareholder consent.

E. FUND OWNERSHIP

As of October 1, 2007, the percentage of shares owned by all officers and trustees of each Fund class as a group, owned less than 1% of the Fund's shares as the Fund had not yet commenced operations.

Also as of that date, no shareholder may be deemed to control the Fund. "Control" for this purpose is the ownership of 25% or more of the Fund's voting securities.

F. LIMITATIONS ON SHAREHOLDERS' AND TRUSTEES' LIABILITY

Delaware law provides that Fund shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In the past, the Trust believes that the securities regulators of some states, however, have indicated that they and the courts in their states may decline to apply Delaware law on this point. The Trust's Trust Instrument (the document that governs the operation of the Trust) contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust. The Trust's Trust Instrument provides for indemnification out of each series' property of any shareholder or former shareholder held personally liable for the obligations of the series. The Trust Instrument also provides that each series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. The Administrator believes that, in view of the above, there is no risk of personal liability to shareholders.

The Trust Instrument provides that the Trustees shall not be liable to any person other than the Trust and its shareholders. In addition, the Trust Instrument provides that the Trustees shall not be liable for any conduct whatsoever, provided that a Trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

G. CODE OF ETHICS

The Trust, the Adviser, and the Distributor have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which are designed to eliminate conflicts of interest between the Fund and personnel of the Trust, the Adviser and the Distributor. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

H. PROXY VOTING PROCEDURES

Copies of the proxy voting procedures of the Trust and the Adviser are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available (1) without charge, upon request, by contacting the Transfer Agent at (888) 368-3755 and (2) on the SEC's Web site at www.sec.gov.

I. REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

J. FINANCIAL STATEMENTS

Financial statements are not yet available for the Fund.

APPENDIX A - DESCRIPTION OF SECURITIES RATINGS

CORPORATE BONDS (INCLUDING CONVERTIBLE BONDS)

MOODY'S

AAA  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA   Bonds which are rated Aa are judged to be of high quality by all standards.
     Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risk, appear somewhat larger than the Aaa securities.

A    Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds, which are rated Ba, are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C    Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier
     2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


S & P

AAA   An obligation rated AAA has the highest rating assigned by Standard & Poor's.
      The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA    An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A     An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB   An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

NOTE  Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB    An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B     An obligation rated B is more vulnerable to nonpayment than obligations rated
      BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC   An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC    An obligation rated CC is currently highly vulnerable to nonpayment.

C     The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D     An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

NOTE Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

      The "r" symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include:
      obligations linked or indexed to equities, currencies, or commodities;
      obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


FITCH

      INVESTMENT GRADE

AAA   Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA    Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A     High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB   Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

      SPECULATIVE GRADE

BB    Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time;
      however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B     Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC   High default risk. Default is a real possibility. Capacity for meeting
CC, C financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD   Default. Securities are not meeting current obligations and are extremely
DD, D speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD'
      indicates expected recovery of 50% - 90% of such outstandings, and 'D' the lowest recovery potential, i.e. below 50%.

PREFERRED STOCK

MOODY'S


AAA An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

AA    An issue which is rated "aa" is considered a high- grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

A     An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa"
      classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

BAA An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

BA    An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

B     An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

CAA   An issue which is rated "caa" is likely to be in arrears on dividend payments.
      This rating designation does not purport to indicate the future status of payments.

CA    An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

C     This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE  Moody's applies numerical modifiers 1, 2, and 3 in each rating classification:
      the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S & P

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA    A preferred stock issue rated AA also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A     An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB   An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.


BB     Preferred stock rated BB, B, and CCC is regarded, on balance, as predominantly
B, CCC speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest.
       While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC The rating CC is reserved for a preferred stock issue that is in arrears on dividends or sinking fund payments, but that is currently paying.

C      A preferred stock rated C is a nonpaying issue.

D      A preferred stock rated D is a nonpaying issue with the issuer in default on debt instruments.

N.R.   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

NOTE   Plus (+) or minus (-). To provide more detailed indications of preferred stock quality, ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT TERM RATINGS

MOODY'S

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      .   Leading market positions in well-established industries.

      .   High rates of return on funds employed.

      . Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      . Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      . Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree.
        Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.
        Adequate alternate liquidity is maintained.
NOT
PRIME   Issuers rated Not Prime do not fall within any of the Prime rating categories.

S & P

A-1     A short-term obligation rated A-1 is rated in the highest category by Standard
        & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2     A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3     A short-term obligation rated A-3 exhibits adequate protection parameters.
        However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B       A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C       A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.


D     A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH

F1    Obligations assigned this rating have the highest capacity for timely repayment under Fitch's national rating scale for that country, relative to other obligations in the same country. This rating is automatically assigned to all obligations issued or guaranteed by the sovereign state. Where issues possess a particularly strong credit feature, a "+" is added to the assigned rating.

F2 Obligations supported by a strong capacity for timely repayment relative to other obligors in the same country. However, the relative degree of risk is slightly higher than for issues classified as 'A1' and capacity for timely repayment may be susceptible to adverse changes in business, economic, or financial conditions.

F3    Obligations supported by an adequate capacity for timely repayment relative to other obligors in the same country. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B     Obligations for which the capacity for timely repayment is uncertain relative to other obligors in the same country. The capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C     Obligations for which there is a high risk of default to other obligors in the same country or which are in default.

APPENDIX B - MISCELLANEOUS TABLES

Not applicable.

APPENDIX C - PROXY VOTING PROCEDURES

                                  FORUM FUNDS

                POLICIES AND PROCEDURES FOR SHAREHOLDER VOTING

   SECTION 1. PURPOSE

   Shareholders of the various series of Forum Funds (the "Trust") expect the Trust to vote proxies received from issuers whose voting securities are held by a series of the Trust (each a "Fund"). The Trust exercises its voting responsibilities as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.

   This document describes the Policies and Procedures for Voting Proxies ("Policies") received from issuers whose voting securities are held by each Fund.

   SECTION 2. RESPONSIBILITIES

   (A) ADVISER. Pursuant to the investment advisory agreements between the Trust and the investment advisers providing advisory services to the Funds, the Trust has delegated the authority to vote proxies received by a Fund regarding securities contained in its portfolio to its investment adviser (each an "Adviser"). These Policies are to be implemented by each Adviser of each Fund for which it provides advisory services. To the extent that these Policies do not cover potential voting issues with respect to proxies received by a Fund, the Adviser shall act on behalf of the applicable Fund to promote the Fund's investment objectives, subject to the provisions of these Policies.

   The Adviser shall periodically inform its employees (i) that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of the Funds, both as a result of the employee's personal relationships and due to circumstances that may arise during the conduct of the Adviser's business, and (ii) that employees should bring conflicts of interest of which they become aware to the attention of the management of the Adviser.

   The Adviser shall be responsible for coordinating the delivery of proxies by the Fund's custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").

   (B) PROXY MANAGER. The Trust will appoint a proxy manager (the "Proxy Manager"), who shall be an officer of the Trust. The Proxy Manager shall oversee compliance by each Adviser and the Trust's other service providers with these Policies. The Proxy Manager will, from to time, periodically review the Policies and industry trends in comparable proxy voting policies and procedures. The Proxy Manager may recommend to the Board, as appropriate, revisions to update these Policies.

   SECTION 3. SCOPE

   These Policies summarize the Trust's positions on various issues of concern to investors in issuers of publicly-traded voting securities, and give guidance about how each Adviser should vote the Fund's shares on each issue raised in a proxy statement. These Policies are designed to reflect the types of issues that are typically presented in proxy statements for issuers in which a Fund may invest; they are not meant to cover every possible proxy voting issue that might arise. Accordingly, the specific policies and procedures listed below are not exhaustive and do not address all potential voting issues or the intricacies that may surround specific issues in all cases. For that reason, there may be instances in which votes may vary from these Policies.

   SECTION 4. POLICIES AND PROCEDURES FOR VOTING PROXIES

   (A) GENERAL

       (1) USE OF ADVISER PROXY VOTING GUIDELINES OR PROXY VOTING SERVICE. If
       (A) the Adviser has proprietary proxy voting guidelines that it uses for its clients or the Adviser uses a Proxy Voting Service and the Proxy Voting Service has published guidelines for proxy voting; (B) the Trust's Board of Trustees (the "Board") has been notified that the Adviser intends to use such Adviser or Proxy Voting Service proxy voting guidelines to vote an applicable Fund's proxies and has approved such guidelines; and (C) the Adviser's or Proxy Voting Service's Guidelines are filed as an exhibit to the applicable Fund's Registration Statement (each considered "Adviser Guidelines"), then the Adviser may vote, or may delegate to the Proxy Voting Service the responsibility to vote, the Fund's proxies consistent with such Adviser Guidelines.

       (2) INDEPENDENCE. The Adviser will obtain an annual certification from the Proxy Voting Service that it is independent from the Adviser. The Adviser shall also ensure that the Proxy Voting Service does not have a conflict of interest with respect to any vote cast for the Adviser on behalf of the Fund.

       (3) ABSENCE OF PROXY VOTING SERVICE GUIDELINES. In the absence of Adviser Guidelines, the Adviser shall vote the Fund's proxies consistent with Sections B and C below.

   (B) ROUTINE MATTERS

   As the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer's management on any issue will be given substantial weight. The position of the issuer's management will not be supported in any situation where it is determined not to be in the best interests of the Fund's shareholders.

       (1) ELECTION OF DIRECTORS. Proxies should be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions should be supported because it is important for companies to be able to attract qualified candidates.

       (2) APPOINTMENT OF AUDITORS. Management recommendations will generally be supported.

       (3) CHANGES IN STATE OF INCORPORATION OR CAPITAL STRUCTURE. Management recommendations about reincorporation should be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the Fund's shareholders.

   (C) NON-ROUTINE MATTERS

       (1) CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS. These proposals should be examined on a case-by-case basis.

       (2) PROPOSALS AFFECTING SHAREHOLDER RIGHTS. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

       (3) ANTI-TAKEOVER ISSUES. Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the company.

       (4) EXECUTIVE COMPENSATION. Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

       (5) SOCIAL AND POLITICAL ISSUES. These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

   (D) CONFLICTS OF INTEREST

   Each Adviser is responsible for maintaining procedures to identify conflicts of interest. The Trust recognizes that under certain circumstances an Adviser may have a conflict of interest in voting proxies on behalf of a Fund advised by the Adviser. A "conflict of interest" includes, for example, any circumstance when the Fund, the Adviser, the principal underwriter, or one or more of their affiliates (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how proxies of that issuer are voted.

   If the Adviser determines that it, or a Proxy Voting Service, has a conflict of interest with respect to voting proxies on behalf of a Fund, then the Adviser shall contact the Chairman of the Board. In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended. In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals. The Adviser will vote the proposal according the determination and maintain records relating to this process.

   (E) ABSTENTION

   The Trust may abstain from voting proxies in certain circumstances. The Adviser or the Proxy Manager may determine, for example, that abstaining from voting is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the Fund's shareholders, such as when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to the Fund to effect a vote would be uneconomic relative to the value of the Fund's investment in the issuer.

                 DOVER CORPORATE RESPONSIBILITY MANAGEMENT LLC

                     PROXY VOTING PROCEDURES AND POLICIES
                    REGARDING DOVER LONG/SHORT SECTOR FUND

I. GENERAL STATEMENT

Dover Corporate Responsibility Management LLC (the "Adviser") has discretion to vote the proxies received by Dover Long/Short Sector Fund (the "Fund"), a series of Forum Funds (the "Trust"), a registered investment company. Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The Adviser will vote those proxies in the best interest of the Fund's shareholders and in accordance with these procedures and policies.

II.POLICIES AND PROCEDURES FOR VOTING PROXIES

   In its role as investment adviser to the Fund, Adviser has adopted those proxy voting policies adopted by the Trust, which are attached hereto. To the extent that the Trust's policies do not cover potential voting issues with respect to proxies received by the Fund, the Fund has delegated to the Adviser the authority to act on its behalf to promote the Fund's investment objectives, subject to the provisions of the Trust's policies regarding resolution of a conflict of interest with respect to the Adviser.

   The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Fund. A "conflict of interest," means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund shareholders in how proxies of that issuer are voted. The Adviser has adopted the Trust's procedures as they relate to the resolution of conflicts of interest with respect to voting Fund shares.

III.RECORDKEEPING

   The Portfolio Manager or their staff will maintain files relating to the Adviser's proxy voting procedures in an easily accessible place. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

   A. Copies of the proxy voting procedures and policies, and any amendments thereto.

   B. A copy of each proxy statement that the Adviser receives provided, however, that the Adviser may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

   C. A record of each vote that the Adviser casts.

   D. A copy of any document the Adviser created that was material to making a decision how to vote proxies, or that memorializes that decision, including the resolution of any conflict.

   E. A copy of each written client request for information on how the Adviser voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how the Adviser voted its proxies.

IV.DISCLOSURE

   A. The Adviser will disclose in its Form ADV Part II that its clients may contact the Adviser, by toll-free telephone number in order to obtain information on how the Adviser voted such client's proxies, and to request a copy of these procedures and policies. If a client requests this information, the Compliance Officer will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about,
(1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client's proxy.

   B. A concise summary of these Proxy Voting Procedures and Policies will be included in the Adviser's Form ADV Part II, and will be updated whenever these procedures and policies are amended. The Adviser will arrange for the Form ADV to be updated and for these policies and procedures to be made available upon request.